PROSPECTUS

SEPTEMBER 30, 2009

TIAA-CREF FUNDS

Premier Class

▪	Growth & Income Fund	▪	Social Choice Equity Fund

▪	International Equity Fund	▪	Real Estate Securities Fund

▪	Large-Cap Growth Fund	▪	Bond Fund

▪	Large-Cap Value Fund	▪	Bond Plus Fund

▪	Mid-Cap Growth Fund	▪	Short-Term Bond Fund

▪	Mid-Cap Value Fund	▪	High-Yield Fund

▪	Small-Cap Equity Fund	▪	Inflation-Linked Bond Fund

▪	Equity Index Fund	▪	Bond Index Fund

▪	International Equity Index Fund	▪	Money Market Fund

This Prospectus describes Premier Class shares offered by eighteen investment portfolios (each, a “Fund”) of the TIAA-CREF Funds (the “Trust”). The Trust also offers Institutional, Retirement and Retail Class shares through separate prospectuses dated February 1, 2009 and September 14, 2009.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, although certain investments in the Money Market Fund are guaranteed by the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program imposes a number of restrictions and conditions and does not protect shares in the Fund acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date (for more information, see the discussion on the Money Market Fund within). An investor can lose money in any of the Funds and the Funds could perform more poorly than other investments.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

          The eighteen Funds of the Trust offered in this Prospectus are divided into five general types:

•	Ten Equity Funds that invest primarily in equity securities. The Equity Funds consist of three subcategories of Equity Funds reflecting different investment management techniques. They are:

Active Equity Funds:

	•	Growth & Income Fund

	•	International Equity Fund

	•	Large-Cap Growth Fund

	•	Large-Cap Value Fund

	•	Mid-Cap Growth Fund

	•	Mid-Cap Value Fund

	•	Small-Cap Equity Fund

Equity Index Funds:

	•	Equity Index Fund

	•	International Equity Index Fund

Specialty Equity Fund:

	•	Social Choice Equity Fund

•	The Real Estate Securities Fund, which invests primarily in equity securities of companies principally engaged in or related to the real estate industry.

•	Six Fixed-Income Funds, which invest primarily in fixed-income securities:

Active Fixed-Income Funds:

	•	Bond Fund

	•	Bond Plus Fund

	•	Short-Term Bond Fund

	•	High-Yield Fund

	•	Inflation-Linked Bond Fund

Fixed-Income Index Fund:

	•	Bond Index Fund

•	The Money Market Fund, which invests primarily in high-quality, short-term money market instruments.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     3

GENERAL INFORMATION ABOUT THE FUNDS

          This Prospectus describes the Funds, each of which is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          As noted in the investment strategy descriptions below, most of the Funds have a policy of normally investing at least 80% of their assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by their names. However, this 80% policy does not apply to the use of the words “growth” or “value” in the Funds’ names. The term “equity securities” means an ownership interest, or the right to acquire an ownership interest, in an issuer. For purposes of the 80% policy of the Funds, the term includes common stocks, preferred stocks, convertible securities, warrants, equity-linked derivatives and other securities which, by their terms, are convertible to common stock. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

          Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

          Please see the Glossary towards the end of the Prospectus for certain defined terms used in the Prospectus.

Equity Funds

          This Prospectus includes Funds that invest primarily in equity securities. There are three subcategories of Equity Funds: Active Equity Funds, Equity Index Funds and Specialty Equity Funds.

          Principal Risks of Investing in the Equity Funds

          In general, the value of equity securities fluctuates in response to the performance of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold

4     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

equity securities may decrease. There is no guarantee that a Fund will meet its investment objective.

          An investment in an Equity Fund, or any Fund’s equity investments, will be subject to the following principal investment risks described below:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Funds may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

The Funds that make foreign investments, particularly the International Equity Fund and International Equity Index Fund are subject to:

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     5

than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

          The Funds that are managed according to a growth or value investment style are subject to:

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios.

The Funds that are managed according to a growth investment style are subject to:

•

Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The Funds that are managed according to a value investment style are subject to:

•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired and therefore do not perform as anticipated.

The Index Funds are subject to:

•

Index Risk—The risk that an Index Fund’s performance will not correspond to its benchmark index for any period of time. Although each Index Fund attempts to use the investment performance of its respective index as a baseline, an Index Fund may not duplicate the exact composition of its index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the Index Funds can guarantee that its performance will match its index for any period of time.

Because the Funds are managed by an investment adviser, they are subject to two types of management risks:

The Funds that are managed, in whole or in part, according to active management investment techniques are subject to:

6     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

•

Active Management Risk—The performance of Funds that are actively managed reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Fund’s investment objective. As a result of active management, such Funds could underperform other mutual funds with similar investment objectives.

The Funds that are managed, in whole or in part, according to a quantitative investment methodology are subject to:

•

Quantitative Analysis Risk—The risk that securities selected using quantitative analysis can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends.

The Funds that invest in large-cap securities, particularly the Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund, are subject to:

•

Large-Cap Risk—the risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

The Funds that invest in mid- and small-cap securities, particularly the Mid-Cap Growth, Mid-Cap Value and Small-Cap Equity, are subject to:

•

Small-Cap/Mid-Cap Risk—Securities of small- and mid-sized companies may experience greater fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

Active Equity Funds

          Growth & Income Fund

          Investment Objective: The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in income-producing equity securities. The Fund will invest primarily in (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     7

(“S&P 500®”) Index. The Funds’ investment adviser, Teachers Advisors, Inc. (“Advisors”), seeks to construct a portfolio whose weighted average market capitalization is similar to the Fund’s benchmark index. The Fund focuses on equity securities of larger, well-established, mature growth companies that Advisors believes to be attractively valued, show the potential to appreciate faster than the rest of the market and offer a growing stream of dividend income. Mainly, Advisors looks for companies that are leaders in their respective industries, with sustainable competitive advantages. Advisors also looks for companies with management teams that are dedicated to creating shareholder value. The Fund also may invest up to 20% of its assets in foreign investments when Advisors believes these companies offer more attractive investment opportunities. By investing in a combination of equity securities that provide opportunity for capital appreciation and dividend income, the Fund seeks to produce total returns that are in line or above that of the S&P 500® Index. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the S&P 500® Index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of growth investing and the risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          International Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States. Advisors selects individual stocks, and lets the Fund’s country and regional asset allocations evolve from their stock selection. However, the Fund’s sector and country exposure is regularly

8     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

managed against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

Advisors looks for companies of all sizes with:

•	sustainable earnings growth;

•	focused management with successful track records;

•	unique and easy-to-understand franchises (brands);

•	stock prices that do not fully reflect the stock’s potential value, based on current earnings, assets, and long-term growth prospects; and

•	consistent generation of free cash flow.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative investment techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

          Principal Investment Risks: The Fund is subject to foreign investment risk, market risk, quantitative analysis risk, active management risk and company risk. Foreign investment risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies.

          Foreign investments can involve risks beyond those of domestic investments. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     9

subject to a variety of special restrictions in many such countries. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who seek high long-term total returns, who understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Large-Cap Growth Fund

          Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund will invest primarily in large-cap equity securities that Advisors believes present the opportunity for growth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. Generally, these equity securities will be those of large capitalized companies in new areas of the economy and companies with distinctive products or promising markets. Advisors looks for companies that it believes have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when Advisors believes that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark, the Russell 1000® Growth Index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of growth investing. Further, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

10     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

          Who May Want to Invest: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Large-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund will invest primarily in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index), that Advisors believes appear undervalued by the market based on an evaluation of their potential worth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of value investing. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     11

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Mid-Cap Growth Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in mid-cap equity securities. The Fund will invest primarily in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Growth Index), that Advisors believes present the opportunity for growth.

          Advisors looks for equity securities of companies that it believes have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new areas of the economy, that have distinctive products or services and that are growing faster than the overall equity market. The Fund may also invest in companies that Advisors believes to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

          The Fund also uses proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, foreign investment risk, mid-cap risk, active management risk and quantitative analysis risk. The Fund is also subject to style risk and the risks of growth investing. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

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          Mid-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in mid-cap equity securities. The Fund will invest primarily in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Value Index), that Advisors believes appear undervalued by the market based on an evaluation of their potential worth.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, mid-cap risk, quantitative analysis risk, active management risk and foreign investment risk. In addition, the Fund is subject to style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Small-Cap Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities. A small-cap equity security is a security within the capitalization range of the companies included in the Russell 2000® Index at the time of purchase. The Fund will invest primarily in

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     13

equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations that appear to have favorable prospects for significant long-term capital appreciation.

          The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund versus its benchmark index. The Fund uses proprietary quantitative models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including:

•	the valuation of the individual stock versus the market or its peers;

•	future earnings and sustainable growth prospects; and

•	the price and volume trends of the stock.

The score is used to form the portfolio, along with the following additional inputs:

•	weightings of the stock, and its corresponding sector, in the benchmark;

•	correlations between the performance of the stocks in the universe; and

•	trading costs.

          The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index.

          The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in Advisors’ analysis.

          Principal Investment Risks: The Fund is subject to market risk, company risk, small-cap risk, active management risk and quantitative analysis risk. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

Equity Index Funds

          Each of the Equity Index Funds seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track the various U.S. or foreign markets of publicly-traded stocks, as represented by a particular stock market index. Each of the Equity Index Funds has a policy of investing, under normal circumstances, at least 80% of its assets in securities of its respective benchmark index and, as applicable, in large-, mid- and small-cap securities. For purposes of the 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. The Equity

14     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

Index Funds may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. Each of the Equity Index Funds is described below.

          Principal Investment Strategy: Each Equity Index Fund is designed to track various U.S. or foreign equity markets as a whole or a segment of these markets. Each Fund primarily invests its assets in equity securities selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, a Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by an Equity Index Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

          Principal Investment Risks: Generally, the Equity Index Funds are subject to the same risks as the Equity Funds noted above. In particular, each Equity Index Fund is subject to market and index risk as well as company risk. Although each Equity Index Fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index and is subject to certain investment and operating expenses, which the index does not have. Therefore, none of the Equity Index Funds can guarantee that its performance will match its index for any period of time. As with any mutual fund, you can lose money by investing in any of the Equity Index Funds.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Who May Want to Invest: Each of the Equity Index Funds may be appropriate for investors who seek a mutual fund with investment performance that attempts to closely track the performance of its designated index.

          The index for each Equity Index Fund is shown in the table below. These indices are described in detail below in “More About Benchmarks and Other Indices.”

Index Fund	Index

Equity Index Fund	Russell 3000® Index
International Equity Index Fund	MSCI EAFE® Index

          Equity Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

          Fund Benchmark: Russell 3000® Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, because a small portion of the Fund’s index is comprised of smaller lesser-known companies, the Fund is subject to small- and mid-cap risk.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     15

          International Equity Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

          Fund Benchmark: MSCI EAFE® Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the International Equity Index Fund is subject to foreign investment risk and large- and mid-cap risk. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

          Foreign investments can involve risks beyond those of domestic investments. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

          Please see “Principal Risks of Equity Investments” above for more information.

Specialty Equity Fund

          This Prospectus includes the following Specialty Equity Fund: the Social Choice Equity Fund.

          Social Choice Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund attempts to track the return of the U.S. stock market as represented by its benchmark, the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. See “More About Benchmarks and Other Indices” below for more information about the Fund’s benchmark.

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          Current Social Criteria: The social criteria the Fund takes into consideration, and any universe of investments that the Fund utilizes, are non-fundamental investment policies. They can be changed without the approval of the Fund’s shareholders.

          The Fund primarily invests in companies that are screened by KLD Research and Analytics, Inc. (“KLD”) to favor companies that meet or exceed certain environmental, social and governance (“ESG”) criteria. The Fund does this by investing in companies included in the KLD Broad Market Social IndexSM (the “KLD BMS Index”), which is a subset of the 3,000 largest publicly-traded U.S. companies that meet or exceed the screening criteria described below.

          Prior to being eligible for inclusion in the KLD BMS Index, companies are subject to a comprehensive ESG performance evaluation conducted by KLD, consisting of numerous factors. The ESG evaluation process favors companies that are:

•	Strong stewards of the environment;

•	Devoted to serving local communities and society generally;

•	Committed to higher labor standards for their own employees and those in the supply chain;

•	Dedicated to producing high-quality and safe products; and

•	Managed in an exemplary and ethical manner.

          Examples of environmental assessment categories are management systems, types of products and services produced, natural resource use, effect on climate change, and waste and emissions. Social evaluation categories include the treatment of employees and suppliers and dealings with the community and society at large. Governance assessment categories include governance structure, business ethics, transparency and reporting, and response to shareholder resolutions.

          KLD then ranks companies by industry sector peer group according to the ESG performance ratings. All companies must meet or exceed minimum ESG performance standards to be included in the KLD BMS Index. For each industry sector, key ESG performance factors are identified and given more weight in the process. Concerns in one area do not automatically eliminate a company from potential inclusion in the KLD BMS Index or the Fund. When ESG concerns exist, the process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers.

          The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the KLD BMS Index or the Fund, most companies involved in these industries are ineligible for inclusion in the Index due to their poor overall ESG performance relative to their industry sector peers.

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          The Corporate Governance and Social Responsibility Committee of the Trust’s Board of Trustees provides guidance with respect to the Fund’s social criteria. The Fund will do its best to ensure that its investments are consistent with its social criteria, but Advisors cannot guarantee that this will always be the case for every Fund holding. Even if an investment is not excluded by KLD’s criteria, Advisors has the option of excluding the investment if it decides the investment is inappropriate. Consistent with its responsibilities, the Corporate Governance and Social Responsibility Committee will continue to evaluate the implications of any future modifications KLD makes to its ESG evaluation process.

          The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its assets in foreign investments. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes.

          Principal Investment Risks: The Fund is subject to market risk, company risk, foreign investment risk, small-cap risk, mid-cap risk, active management risk and index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to Funds that don’t use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain social criteria.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

Real Estate Securities Fund

          Real Estate Securities Fund

          Investment Objective: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in the securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund will invest primarily in equity securities of such companies. The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and Advisors’ belief in management’s ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry. From

18     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

time to time, the Fund may also invest in debt securities of companies principally engaged in or related to the real estate industry.

          An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, home builders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Fund also may invest up to 15% of its assets in real estate securities of foreign issuers and up to 20% of its assets in equity (including preferred stock) and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the FTSE NAREIT Equity REITs Index.

          Principal Investment Risks: The Fund is subject to the risks of real estate investing described below. It is also subject to active management risk, market risk, foreign investment risk and company risk, as described under “Principal Risks of Investing in the Equity Funds” above, and interest rate risk and income volatility risk, as described in “Principal Risks of Investing in the Fixed-Income Funds” below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

          There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include, among others: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

          In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     19

are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating, meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that it could sell such securities at an inopportune time.

          The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management or have thinly-traded securities.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities and who are willing to accept the risk of investing in real estate securities.

          Please see “Principal Risks of Investing in the Equity Funds” above and “Principal Risks of Investing in the Fixed-Income Funds” below for more information.

Fixed-Income Funds

          This Prospectus includes six Funds that invest primarily in fixed-income securities: Bond Fund, Bond Plus Fund, Short-Term Bond Fund, High-Yield Fund, Inflation-Linked Bond Fund and Bond Index Fund

         Principal Risks of Investing in the Fixed-Income Funds

          An investment in a Fixed-Income Fund, or any Fund’s fixed-income investments, typically will be subject to the following principal investment risks described below:

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the

20     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

security. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities. Further, in times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, a Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, a Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income securities in which the fund originally invested, resulting in a decline in income.

•

Market Volatility and Liquidity Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Funds invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for a Fund to properly value assets represented by such securities.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     21

homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

•

Active Management Risk—The performance of Funds that are actively managed reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Fund’s investment objective. As a result of active management, such Funds could underperform other mutual funds with similar investment objectives.

          In addition to the principal investment risks set forth above, there are other risks associated with a particular Fixed-Income Fund that are discussed in the following Fund summaries, which may include some of the risks previously identified for the Equity Funds. The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

Active Fixed-Income Funds:

         Bond Fund

          Investment Objective: The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund will primarily invest in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, U.S. Government securities, corporate bonds and mortgage-backed or other asset backed securities. The Fund also invests in other fixed-income securities.

          The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, Advisors does its own credit analysis, paying particular attention to economic trends and other market events. Individual securities or sectors are then overweighted or underweighted relative to the Fund’s benchmark index, the Barclays Capital U.S. Aggregate Bond Index, when Advisors believes that the Fund can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index.

          The Fund is managed to maintain an average duration that is similar to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2008, the duration of the Barclays Capital U.S. Aggregate Bond Index was 3.71 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its assets in fixed-income securities of foreign issuers.

22     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

          The Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

          The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Advisors to predict correctly mortgage prepayments and interest rates.

          The Fund may also engage in duration-neutral relative value trading, a strategy in which the Fund buys and sells government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

          Principal Investment Risks: The Fund is subject to interest rate risk, prepayment risk and extension risk as well as company risk, income volatility risk, credit risk, call risk, foreign investment risk, active management risk and market volatility and liquidity risk. The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in investment-grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

          Under the Fund’s mortgage roll investment strategy, there is a risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

          Securities originally rated “investment-grade” are sometimes subsequently downgraded, should Advisors and/or a ratings agency like Moody’s Investors

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     23

Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) believe the issuer’s business outlook or creditworthiness has deteriorated. The Fund will attempt to sell any security held by the Fund which is downgraded to a below investment-grade rating as promptly as possible, consistent with the best interests of the Fund. Lower-rated bonds can at times be harder to sell than investment-grade bonds, and their prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for those who want to invest in a general high-quality fixed-income mutual fund.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

          Bond Plus Fund

          Investment Objective: The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 70% of the Fund’s assets, is invested primarily in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, corporate bonds, U.S. Treasury and agency securities and mortgage-backed and asset-backed securities. The securities within the Fund’s first segment are mainly high-quality instruments rated in the top four credit categories by Moody’s or S&P, or deemed to be of the same quality by the Advisor using its own credit analysis. The second segment, which will not exceed 30% of the Fund’s assets, is invested in fixed-income securities and bonds with special features in an effort to improve the Fund’s total return. Potential investments in this segment include, but are not limited to, non-investment-grade securities (those rated Ba1 or lower by Moody’s or BB+ or lower by S&P), emerging market fixed-income securities and convertible and preferred securities.

          The Fund is designed to have a similar duration to its benchmark index, the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2008, the duration of the index was 3.71 years.

          The Fund can invest in foreign securities, including emerging market fixed-income securities and non-dollar-denominated instruments, but Advisors does not expect them to exceed 20% of the Fund’s assets. No more than 15% of the Fund’s assets can be invested in illiquid securities.

          Principal Investment Risks: The Fund is subject to interest rate risk, prepayment risk and extension risk as well as company risk, income volatility risk, credit risk, call risk, foreign investment risk, active management risk and market volatility and liquidity risk.

24     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

          In addition, non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risk. Issuers of “junk” bonds are typically in weak financial health, their ability to pay interest and principal is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value and sell and their prices can be more volatile than the prices of higher-quality securities. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

          Bear in mind that all these risks can also apply to “investment-grade” securities, particularly the lower levels of investment-grade securities, such as those rated Baa by Moody’s or BBB by S&P. Also, securities originally rated “investment-grade” are sometimes downgraded later on, should Advisors and/or a ratings agency like Moody’s or S&P believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Plus Fund, it may or may not be sold, depending on analysis by Advisors of the issuer’s prospects. However, the Fund will not purchase below-investment-grade securities if that would increase their amount in the portfolio above the Fund’s current investment target. The Fund does not rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, Advisors also does its own credit analysis, paying particular attention to economic trends and other market events. The Fund’s investments in mortgage-backed securities are subject to prepayment and extension risk.

          The Fund can hold illiquid securities. A risk of investing in illiquid securities is that they may be difficult to sell for their fair market value. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for conservative investors who want to invest in a general bond fund and can accept a slightly higher level of risk than a traditional bond fund.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

          Short-Term Bond Fund

          Investment Objective: The Fund seeks high current income consistent with preservation of capital.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Treasury and agency securities and investment-grade corporate bonds with maturities less than 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities and preferred stocks. The Fund may overweight or underweight individual securities or sectors as compared to their weight in the

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     25

index when Advisors finds undervalued or overlooked issues that it believes offer the potential for superior returns.

          The Fund generally seeks to maintain an average duration similar to that of its benchmark, the Barclays Capital 1-5 Year U.S. Government/Credit Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the Fund close to the index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in the interest rates. As of December 31, 2008, the duration of the index was 2.56 years. The Fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years.

          The Short-Term Bond Fund also may invest up to 15% of its assets in the securities of foreign issuers.

          Principal Investment Risks: The Fund is subject to interest rate risk, credit risk, market volatility and liquidity risk, foreign investment risk, company risk, active management risk and call risk. In addition, mortgage-backed securities in which the Fund may invest are subject to extension risk and prepayment risk. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for more conservative investors who seek high current income consistent with preservation of capital in an effort to minimize volatility of changes in principal value.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

          High-Yield Fund

          Investment Objective: The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

          Principal Investment Strategies: The Fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. Under normal circumstances, the Fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. (These are often called “junk” bonds.) Most of these will be securities rated in the BB or B categories by S&P, or the Ba or B categories by Moody’s. The Fund may invest up to 20% of its assets in the following other types of instruments: payment-in-kind or deferred-interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or its equivalent by at least two rating agencies and securities having limited liquidity.

          The Fund can make foreign investments, but the Fund does not expect them to be over 20% of its assets. The Fund can have up to 15% of its assets in illiquid securities. The Fund can also invest in U.S. Treasury and agency securities or other short-term instruments when other suitable investment opportunities are not available, or when Advisors would like to build the Fund’s liquidity.

26     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

          Over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. Advisors attempts to minimize the risks of investing in lower-rated securities by:

•

Doing its own credit analysis (independent of the rating agencies). The Fund will buy securities of issuers with a balance of operational and financial risks that Advisors believes make it likely that such issuers will be able to meet their financial obligations;

•	Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality; and

•	Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

          Advisors’ judgment of the value of any particular security is a function of its experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security’s issuer. Under some market conditions, the Fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

          Advisors may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association of America (“TIAA”). While Advisors believes that such sharing of information provides benefits to the Fund and its shareholders, the Fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it may otherwise do so, in order to comply with the federal securities laws.

          Principal Investment Risks: The Fund is subject to interest rate risk, company risk, call risk, market volatility and liquidity risk, foreign investment risk, active management risk and credit risk. Investors should expect greater fluctuations in share price, yield, and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the Fund to buy or sell its securities. An investment in this Fund is much riskier than an investment in bond funds that do not invest primarily in lower-rated debt securities.

          In addition, non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risks. Issuers of “junk” bonds are typically in weak financial health, their ability to pay principal and interest is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities. “Junk” bond markets

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     27

may also react strongly to adverse news about an issuer or the economy, or the perception or expectation of adverse news.

          The Fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value. Current income risk can also be significant for this Fund. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for less conservative investors who seek high current income and capital appreciation, who want to invest in an income fund that invests in high-yield securities and who are willing to accept a significantly higher level of risk than with traditional bond funds. The Fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

          Inflation-Linked Bond Fund

          Investment Objective: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities whose returns are designed to track a specified inflation index, the Consumer Price Index for All-Urban Consumers (“CPI-U”), over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities (“TIIS”). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

          Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

          The principal amount of a TIIS bond is adjusted periodically for inflation using the CPI-U. Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.

28     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

          The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund’s investments in inflation-linked bonds of foreign issuers is generally less than 25% of its assets.

          The Fund is managed to maintain a duration that is similar to its benchmark index, the Barclays Capital U.S. Treasury Inflation-Protected Securities Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2008, the duration of the Barclays Capital U.S. Treasury Inflation-Protected Securities Index was 5.83 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. Typically, the Fund invests in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

          The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its assets are invested in fixed-income securities rated below investment-grade.

          Principal Investment Risks: The Fund is subject to interest rate risk and active management risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by a number of factors, such as changes in the market’s inflation expectations or changes in real rates of interest. There is a risk that market values of inflation-indexed bonds may fall as a result of a decline in inflation (or deflation) or changes in investors’ inflation expectations. There is also a risk that interest payments in inflation-indexed bonds fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in “Taxes.” As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are especially concerned about protecting their investments from the adverse effects of inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and want to balance their holdings in stocks, conventional fixed-income securities, and other investments with an investment in a “value preservation” option.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

Fixed-Income Index Fund:

          Bond Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index.

TIAA-CREF Funds ▪  Premier Class ▪  Prospectus     29

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in bonds within its benchmark and portfolio tracking index, the Barclays Capital U.S. Aggregate Bond Index. The Fund uses a sampling technique to create a portfolio that closely matches the overall investment characteristics of its index (for example, duration, sector diversification and credit quality) without investing in all of the securities in its index. At times the Fund may purchase securities not held in the Index, but which Advisors believes have similar investment characteristics to securities held in its index. Generally, the Fund intends to invest in a wide spectrum of public, investment-grade, taxable debt securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed, commercial mortgage-backed and asset-backed securities. The Fund’s investments in mortgage-backed securities may include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations, to the extent that such instruments are held by the Index. The Fund generally will invest in foreign securities only to the extent they are held in its index.

          The securities purchased by the Fund will mainly be high-quality instruments rated in the top four credit categories by Moody’s or S&P or deemed to be of the same quality by Advisors using its own credit quality analysis. The Fund may continue to hold instruments that were rated as high-quality when purchased, but which subsequently are downgraded to below-investment-grade status.

          Because the return of the Barclays Index is not reduced by investment and other operating expenses, the Fund’s ability to match the Index is negatively affected by the costs of buying and selling securities, as well as other expenses. The use of this index by the Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

          Principal Investment Risks: The Fund is subject to interest rate risk, prepayment risk and extension risk as well as company risk, income volatility risk, credit risk, call risk, foreign investment risk and market volatility and liquidity risk. The Fund is also subject to index risk, which is the risk that the Fund’s performance will not correspond to the performance of its index for any period of time. Although the Fund attempts to use the investment performance of its index as a baseline, the Fund may not duplicate the exact composition of the index. In addition, unlike a mutual fund, the returns of the index are not reduced by investment and other operating expenses, and therefore, the ability of the Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the Fund cannot guarantee that its performance will match the index for any period of time.

          The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in investment-grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

30     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

          Who May Want to Invest: The Fund may be appropriate for investors who seek a mutual fund that seeks to provide investment performance that corresponds with the performance of the Barclays Capital U.S. Aggregate Bond Index.

          The Fund’s benchmark index is described in more detail in “More About the Fund’s Benchmark Index.”

Money Market Fund

          This Prospectus includes one Fund that invests primarily in high-quality, short-term money market instruments: the Money Market Fund.

          Money Market Fund

          Investment Objective: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

          Principal Investment Strategies: The Fund invests primarily in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share.

          The Fund invests in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate or variable-amount securities of domestic or foreign companies;

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities; and/or

(9)	Obligations of international organizations (and related government agencies) designated or supported by U.S. or foreign government agencies to promote economic development or international banking.

          The Money Market Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the

TIAA-CREF Funds ▪  Premier Class ▪  Prospectus     31

highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

          The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

          The benchmark index for the Fund is the iMoneyNet Money Fund Report AverageTM—All Taxable.

          Principal Investment Risks: The principal risk of investing in the Money Market Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to market risk, company risk, income volatility risk, interest rate risk, prepayment risk and extension risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

PAST PERFORMANCE

          Because the Funds only recently began offering Premier Class shares, the performance information for the Funds’ Retirement or Institutional Class shares, the oldest share class offered by each particular Fund, is presented below. The bar charts and performance tables help illustrate some of the risks of investing in the Funds, and how investment performance varies. The bar charts show the performance (i.e., the annual total returns) of each Fund, before taxes, in 2008, in each calendar year since the respective inception dates for the Retirement or Institutional Class of each Fund. Below each chart we note the best and worst returns for a calendar quarter during the periods shown of the particular Fund, as well as the year-to-date return of the Retirement or Institutional Class as of June 30, 2009.

          The performance table following the charts shows the average annual total returns of the Retirement or Institutional Class of each Fund over the 2008 calendar year and since inception and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations. The performance in the bar charts and table have not been restated to reflect any difference in expenses between Retirement, Institutional

32     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

and Premier Class shares of the Funds. Performance data for these classes will vary based on differences in their fee and expense structure. Because Institutional and Retirement Class shares generally have lower expenses than Premier Class shares, if the charts below had been restated with Premier Class expenses, performance would have been lower.

          The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by Advisors’ to reimburse the Funds if their total expenses exceed a certain percentage. Without these reimbursements, the returns on certain Funds would have been lower. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future.

          Performance information is not available for the Bond Index Fund because this Fund only recently commenced operations. Once the Bond Index Fund has completed one calendar year of operations, its performance information will become available.

          The benchmarks and indices listed below are unmanaged, and you cannot invest directly in an index. The use of a particular benchmark by a Fund is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

TIAA-CREF Funds ▪  Premier Class ▪  Prospectus     33

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS (%)

Large-Cap Growth Fund

Best quarter: 8.79% for the quarter ended September 30, 2007. Worst quarter: –23.27%, for the quarter ended December 31, 2008. Year-to-date return as of June 30, 2009: 9.87%.

Large-Cap Value Fund

Best quarter: 18.37% for the quarter ended June 30, 2003. Worst quarter: –22.76%, for the quarter ended December 31, 2008. Year-to-date return as of June 30, 2009: 7.05%.

Mid-Cap Growth Fund

Best quarter: 18.34% for the quarter ended June 30, 2003. Worst quarter: –28.68%, for the quarter ended December 31, 2008. Year-to-date return as of June 30, 2009: 16.19%.

Mid-Cap Value Fund

Best quarter: 18.72% for the quarter ended June 30, 2003. Worst quarter: –26.99%, for the quarter ended December 31, 2008. Year-to-date return as of June 30, 2009: 9.33%.

34     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS (%)	(continued)

Small-Cap Equity Fund

Best quarter: 23.38% for the quarter ended June 30, 2003. Worst quarter: –24.88%, for the quarter ended December 31, 2008. Year-to-date return as of June 30, 2009: 2.13%.

International Equity Index Fund

Best quarter: 19.20% for the quarter ended June 30, 2003. Worst quarter: –19.93%, for the quarter ended December 31, 2008. Year-to-date return as of June 30, 2009: 6.37%.

Real Estate Securities Fund

Best quarter: 17.19% for the quarter ended December 31, 2004. Worst quarter: –37.56%, for the quarter ended December 31, 2008. Year-to-date return as of June 30, 2009: –13.60%.

Bond Plus Fund

Best quarter: 2.18% for the quarter ended September 30, 2007. Worst quarter: –2.35%, for the quarter ended September 30, 2008. Year-to-date return as of June 30, 2009: 3.26%.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     35

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS (%)	(concluded)

Short-Term Bond Fund
Best quarter: 2.18% for the quarter ended December 31, 2008. Worst quarter: –0.86%, for the quarter ended September 30, 2008. Year-to-date return as of June 30, 2009: 1.57%.

High-Yield Fund

Best quarter: 2.88% for the quarter ended March 31, 2007. Worst quarter: –12.76%, for the quarter ended December 31, 2008. Year-to-date return as of June 30, 2009: 23.16%.

36     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (%)

Growth & Income Fund

Best quarter: 14.35%, for the quarter ended June 30, 2003. Worst quarter: –19.97%, for the quarter ended December 31, 2008. Year-to-date return as of June 30, 2009: 5.05%.

International Equity Fund

Best quarter: 18.37%, for the quarter ended December 31, 2003. Worst quarter: –23.13%, for the quarter ended December 31, 2008. Year-to-date return as of June 30, 2009: 5.94%.

Equity Index Fund

Best quarter: 16.22%, for the quarter ended June 30, 2003. Worst quarter: –22.73%, for the quarter ended December 31, 2008.Year-to-date return as of June 30, 2009: 4.26%.

Social Choice Equity Fund

Best quarter: 16.24%, for the quarter ended June 30, 2003. Worst quarter: –23.79%, for the quarter ended December 31, 2008. Year-to-date return as of June 30, 2009: 5.81%.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     37

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (%)	(concluded)

Bond Fund

Best quarter: 5.02%, for the quarter ended September 30, 2001. Worst quarter: –2.31%, for the quarter ended June 30, 2004. Year-to-date return as of June 30, 2009: 2.01%.

Inflation-Linked Bond Fund

Best quarter: 5.32%, for the quarter ended March 31, 2008. Worst quarter: –3.46%, for the quarter ended September 30, 2008. Year-to-date return as of June 30, 2009: 4.60%.

Money Market Fund

Best quarter: 1.65%, for the quarter ended December 31, 2000. Worst quarter: 0.25%, for the quarter ended March 31, 2004. Year-to-date return as of June 30, 2009: 0.40%.

38     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

AVERAGE ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES
For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Large-Cap Growth Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–41.23%	—	–10.94%
Return After Taxes on Distributions	–41.28%	—	–11.27%
Return After Taxes on Distributions and Sale of Fund Shares	–26.74%	—	–9.00%
Russell 1000® Growth Index	–38.44%	—	–10.87%

Large-Cap Value Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–40.05%	–1.79%	4.15%
Return After Taxes on Distributions	–40.29%	–2.95%	2.88%
Return After Taxes on Distributions and Sale of Fund Shares	–25.72%	–1.54%	3.40%
Russell 1000® Value Index	–36.85%	–0.79%	4.49%

Mid-Cap Growth Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–46.41%	–2.97%	4.79%
Return After Taxes on Distributions	–46.41%	–3.56%	4.10%
Return After Taxes on Distributions and Sale of Fund Shares	–30.16%	–2.28%	4.25%
Russell Midcap® Growth Index	–44.32%	–2.33%	4.96%

Mid-Cap Value Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–40.75%	1.01%	7.67%
Return After Taxes on Distributions	–40.98%	–0.28%	6.32%
Return After Taxes on Distributions and Sale of Fund Shares	–26.30%	0.73%	6.43%
Russell Midcap® Value Index	–38.44%	0.33%	6.29%

Small-Cap Equity Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–32.90%	–1.74%	5.66%
Return After Taxes on Distributions	–32.95%	–3.15%	4.07%
Return After Taxes on Distributions and Sale of Fund Shares	–21.34%	–1.65%	4.55%
Russell 2000® Index	–33.79%	–0.93%	6.33%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     39

AVERAGE ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES	(concluded)

For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

International Equity Index Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–42.33%	1.71%	7.64%
Return After Taxes on Distributions	–42.70%	1.29%	7.19%
Return After Taxes on Distributions and Sale of Fund Shares	–27.12%	1.53%	6.69%
MSCI EAFE® Index	–43.38%	1.66%	7.80%

Real Estate Securities Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–38.76%	–0.73%	5.55%
Return After Taxes on Distributions	—	—	—
Return After Taxes on Distributions and Sale of Fund Shares	—	—	—
Dow Jones Wilshire Real Estate Securities Index*	–39.83%	0.65%	5.93%
FTSE NAREIT Equity REITs Index*	–37.73%	0.91%	6.05%

Bond Plus Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–2.72%	—	2.39%
Return After Taxes on Distributions	–4.40%	—	0.66%
Return After Taxes on Distributions and Sale of Fund Shares	–1.76%	—	1.05%
Barclays Capital U.S. Aggregate Bond Index	5.24%	—	6.26%

Short-Term Bond Fund
Class Inception Date: March 31, 2006
Return Before Taxes	2.32%	—	4.05%
Return After Taxes on Distributions	0.90%	—	2.50%
Return After Taxes on Distributions and Sale of Fund Shares	1.50%	—	2.55%
Barclays Capital 1-5 Year U.S. Government/Credit Index	5.12%	—	5.98%

High-Yield Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–19.77%	—	–4.49%
Return After Taxes on Distributions	–22.18%	—	–6.99%
Return After Taxes on Distributions and Sale of Fund Shares	–12.61%	—	–4.99%
Merrill Lynch BB/B Cash Pay Issuer Constrained Index	–23.23%	—	–5.84%

40     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES

For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Growth & Income Fund
Inception Date: July 1, 1999
Return Before Taxes	–34.97%	1.13%	–1.38%
Return After Taxes on Distributions	–35.15%	0.20%	–2.08%
Return After Taxes on Distributions and Sale of Fund Shares	–22.41%	1.02%	–1.25%
S&P 500® Index	–37.00%	–2.19%	–2.72%

International Equity Fund
Inception Date: July 1, 1999
Return Before Taxes	–49.57%	0.98%	1.41%
Return After Taxes on Distributions	–49.81%	–0.72%	0.22%
Return After Taxes on Distributions and Sale of Fund Shares	–31.77%	1.13%	1.22%
MSCI EAFE® Index	–43.38%	1.66%	0.45%

Equity Index Fund
Inception Date: July 1, 1999
Return Before Taxes	–37.23%	–1.98%	–2.12%
Return After Taxes on Distributions	–37.44%	–2.52%	–2.64%
Return After Taxes on Distributions and Sale of Fund Shares	–23.93%	–1.54%	–1.81%
Russell 3000® Index	–37.31%	–1.95%	–2.02%

Social Choice Equity Fund
Inception Date: July 1, 1999
Return Before Taxes	–36.14%	–1.80%	–2.11%
Return After Taxes on Distributions	–36.38%	–2.13%	–2.54%
Return After Taxes on Distributions and Sale of Fund Shares	–23.21%	–1.47%	–1.87%
Russell 3000® Index	–37.31%	–1.95%	–2.02%

Bond Fund
Inception Date: July 1, 1999
Return Before Taxes	2.93%	3.98%	5.78%
Return After Taxes on Distributions	1.26%	2.33%	3.59%
Return After Taxes on Distributions and Sale of Fund Shares	1.88%	2.43%	3.62%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	6.10%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     41

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES	(concluded)
For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Inflation-Linked Bond Fund
Inception Date: October 1, 2002
Return Before Taxes	–1.59%	4.04%	4.69%
Return After Taxes on Distributions	–3.61%	2.24%	2.97%
Return After Taxes on Distributions and Sale of Fund Shares	–0.96%	2.46%	3.07%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	–2.35%	4.07%	4.76%

Money Market Fund
Inception Date: July 1, 1999
Return Before Taxes	2.82%	3.52%	3.53%
iMoneyNet Money Fund Report AverageTM—All Taxable	2.04%	2.93%	2.99%

Current performance of the Funds’ Institutional Class, Retirement Class or Premier Class shares may be higher or lower than that shown above. For current performance information of the Institutional Class, Retirement Class or the Premier Class, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

*

On April 1, 2009, the Real Estate Securities Fund’s benchmark index changed from the Dow Jones Wilshire Real Estate Securities Index to the FTSE NAREIT Equity REITs Index (“NAREIT Index”) because the NAREIT Index is considered to be a more comprehensive and actively monitored benchmark and because NAREIT is the most widely used benchmark provider among peer funds. For more information about the Fund’s new benchmark index, please see “More About Benchmarks and Other Indices” below.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

          Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

          The after-tax returns shown are not relevant to investors who hold their Premier Class shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (“IRAs”).

          Each benchmark index to which each Fund is compared is described below in more detail in “More About Benchmarks and Other Indices.” The returns shown for the benchmark indices reflect no deductions for fees, expenses or taxes.

          For the Money Market Fund’s most current 7-day yield, please call us at 800 842-2888.

42     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FEES AND EXPENSES

          Fees and Expenses for the Premier Class Shares

          The following tables describe the fees and expenses that you pay if you buy and hold Premier Class shares of the Funds:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Premier Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption or Exchange Fee[1]	2.00%
Maximum Account Fee	0%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     43

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

PREMIER CLASS	Management Fees	Distribution (12b-1) Fees	[2]	Other Expenses	[3]	Acquired Fund Fees and Expenses	[3,4]	Total Annual Fund Operating Expenses	Waivers and Expense Reimbursements	[5]	Net Annual Fund Operating Expenses

Growth & Income Fund	0.45%	0.15%		0.05%		0.00%		0.65%	0.00%		0.65%
International Equity Fund[1]	0.49%	0.15%		0.05%		0.00%		0.69%	0.00%		0.69%
Large Cap Growth Fund	0.45%	0.15%		0.08%		0.00%		0.68%	0.01%		0.67%
Large-Cap Value Fund	0.45%	0.15%		0.04%		0.00%		0.64%	0.00%		0.64%
Mid-Cap Growth Fund	0.48%	0.15%		0.07%		0.01%		0.71%	0.00%		0.71%
Mid-Cap Value Fund	0.47%	0.15%		0.04%		0.01%		0.67%	0.00%		0.67%
Small-Cap Equity Fund[1]	0.48%	0.15%		0.05%		0.00%		0.68%	0.00%		0.68%
Equity Index Fund	0.04%	0.15%		0.04%		0.00%		0.23%	0.00%		0.23%
International Equity Index Fund[1]	0.04%	0.15%		0.06%		0.01%		0.26%	0.00%		0.26%
Social Choice Equity Fund	0.15%	0.15%		0.05%		0.01%		0.36%	0.00%		0.36%
Real Estate Securities Fund	0.50%	0.15%		0.06%		0.00%		0.71%	0.00%		0.71%
Bond Fund	0.30%	0.15%		0.02%		0.00%		0.47%	0.00%		0.47%
Bond Plus Fund	0.30%	0.15%		0.08%		0.00%		0.53%	0.03%		0.50%
Short-Term Bond Fund	0.25%	0.15%		0.13%		0.00%		0.53%	0.08%		0.45%
High-Yield Fund[1]	0.35%	0.15%		0.09%		0.00%		0.59%	0.04%		0.55%
Inflation-Linked Bond Fund	0.30%	0.15%		0.04%		0.00%		0.49%	0.00%		0.49%
Bond Index Fund	0.10%	0.15%		0.15%		0.00%		0.40%	0.12%		0.28%
Money Market Fund	0.10%	0.15%		0.04%		0.00%		0.29%	0.00%		0.29%

[1]

This fee (the “Redemption Fee”) applies and is payable to the indicated Funds on shares of those Funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances. See “Other Investor Information—Redemption or Exchange Fee” for more information.

[2]

The Premier Class of the Funds has adopted a Distribution (12b-1) Plan that compensates the Funds’ distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Premier Class at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares.

[3]	Other Expenses and Acquired Fund Fees and Expenses are estimates for the current fiscal year due to the recent commencement of operations of the Funds.

[4]

Acquired Funds Fees and Expenses are the Funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance.

[5]

Under the Funds’ expense reimbursement arrangements, Advisors has contractually agreed to reimburse the Funds for such Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed the following annual rates of average daily net assets: 0.24% for Equity Index Fund, 0.28% for Bond Index Fund; 0.30% for International Equity Index Fund and Money Market Fund; 0.37% for Social Choice Equity Fund; 0.45% for Short-Term Bond Fund; 0.50% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.55% for High-Yield Fund; 0.67% for the Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.70% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.72% for Real Estate Securities Fund; and 0.75% for International Equity Fund. These expense reimbursement arrangements will continue through at least January 31, 2011 for the Funds, and can only be changed prior to this date with the approval of the Board of Trustees and Advisors.

44     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

          Example

          The following example is intended to help you compare the cost of investing in Premier Class shares of the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 as an initial investment in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It is based on the net annual operating expenses described in the fee table. The table below assumes that there is no expense reimbursement agreement in place after January 31, 2011 for the Funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PREMIER CLASS	1 Year	3 Years	5 Years	10 Years

Growth & Income Fund	$66	$208	$362	$810
International Equity Fund	$70	$221	$384	$859
Large-Cap Growth Fund	$68	$216	$377	$845
Large-Cap Value Fund	$65	$205	$357	$798
Mid-Cap Growth Fund	$73	$227	$395	$883
Mid-Cap Value Fund	$68	$214	$373	$835
Small-Cap Equity Fund	$69	$218	$379	$847
Equity Index Fund	$24	$74	$130	$293
International Equity Index Fund	$27	$84	$146	$331
Social Choice Equity Fund	$37	$116	$202	$456
Real Estate Securities Fund	$73	$227	$395	$883
Bond Fund	$48	$151	$263	$591
Bond Plus Fund	$51	$166	$292	$661
Short-Term Bond Fund	$46	$159	$285	$655
High-Yield Fund	$56	$184	$324	$733
Inflation-Linked Bond Fund	$50	$157	$274	$616
Bond Index Fund	$29	$111	$207	$488
Money Market Fund	$30	$93	$163	$368

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT MANAGEMENT STYLES

         Growth Investing. This is a portfolio management style that seeks securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     45

issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

          Value Investing. This is a portfolio management style that typically seeks securities that:

•	Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

•	Can be acquired for less than what one believes is the issuer’s potential value; and

•	Appear attractive using discounted cash flow models.

          Value-oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that Advisors believes to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer’s potential value involve fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARKS AND OTHER INDICES

          The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

          Russell 1000® Growth Index

          This is the benchmark index for the Large-Cap Growth Fund. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2008 the market capitalization of companies in the Russell 1000® Growth Index ranged from $17 million to $423.5 billion, with a mean market capitalization of $58.3 billion and a median market capitalization of $3.3 billion. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

46     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

          S&P 500® Index

          This is the benchmark index for the Growth & Income Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology, financial, and other companies of the U.S. markets. The index focuses on the large-cap segment of the market, with 75% coverage (by market capitalization) of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

          MSCI EAFE® Index

          This is the benchmark index for the International Equity Fund and the International Equity Index Fund. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world.

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

          Russell 1000® Value Index

          This is the benchmark for the Large-Cap Value Fund. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2008, the market capitalization of companies in the Russell 1000® Value Index ranged from $17 million to $423.5 billion, with a mean market capitalization of $89.5 billion and a median market capitalization of $2.7 billion.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     47

          Russell Midcap® Growth Index

          This is the benchmark for the Mid-Cap Growth Fund. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap® Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2008, the market capitalization of companies in the Russell Midcap® Growth Index ranged from $17 million to $15.4 billion, with a mean market capitalization of $5.4 billion and a median market capitalization of $2.5 billion.

          Russell Midcap® Value Index

          This is the benchmark for the Mid-Cap Value Fund. The Russell Midcap® Value Index is a subset of the Russell Midcap® Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap® Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2008, the market capitalization of companies in the Russell Midcap® Value Index ranged from $17 million to $13.6 billion, with a mean market capitalization of $5.0 billion and a median market capitalization of $2.3 billion.

          Russell 2000® Index

          This is the benchmark for the Small-Cap Equity Fund. The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2008, the market capitalization of companies in the Russell 2000® Index ranged from $2 million to $3.5 billion, with a mean market capitalization of $846 million and a median market capitalization of $301 million. The Russell Investment Group determines the composition of the index based solely on market capitalization, and can change its composition at any time.

          Russell 3000® Index

          This is the benchmark for the Equity Index Fund and the Social Choice Equity Fund. The Russell 3000® Index represents the 3,000 largest publicly-traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2008, the market capitalization of companies in the Russell 3000® Index ranged from $2 million to $423.5 billion, with a mean

48     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

market capitalization of $68.4 billion and a median market capitalization of $546 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

          FTSE NAREIT Equity REITs Index

          This is the benchmark for the Real Estate Securities Fund. The NAREIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded equity REITs as a whole. The constituents of the NAREIT Index are those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets are invested in real property. Constituents of the NAREIT Index must meet FTSE’s standard index methodology including minimum size, liquidity criteria and free float adjustments. Only companies valued at more than $100 million (on the date at which the data for the review are taken) will be included in the index. Securities which have not turned over at least 0.5% of their shares in issue (after the application of investability weightings) per month for ten of the twelve months prior to a full market review are not eligible for inclusion in the index. Existing constituents of the NAREIT Index failing to trade at least 0.5% of their shares in issue (after the application of any investability weightings) per month for more than four of the twelve months prior to the review will be removed. An issuer that has a free float of less than or equal to 15% will be ineligible for inclusion in the index.

          Barclays Capital U.S. Aggregate Bond Index

          This is the benchmark for the Bond Fund, Bond Plus Fund and Bond Index Fund. The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 9,168 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

          Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index

          This is the benchmark for the Inflation-Linked Bond Fund. The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (formerly known as the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index) measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (“CPI”). To be selected for inclusion in the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     49

          Barclays Capital 1-5 Year U.S. Government/Credit Index

          This is the benchmark for the Short-Term Bond Fund. The Barclays Capital 1-5 year U.S. Government/Credit Index (formerly known as the Lehman Brothers U.S. Government/Credit (1-5 year) Index) tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1-5 year maturities.

          Merrill Lynch BB/B Cash Pay Issuer Constrained Index

          This is the benchmark for the High-Yield Fund. The Merrill Lynch BB/B Cash Pay Issuer Constrained Index tracks the performance of bond securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Fitch, Inc., Moody’s and S&P’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is market weighted, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index.

ADDITIONAL INVESTMENT STRATEGIES

          The Equity Funds

          The Equity Funds may also invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments for cash management and other purposes. These securities help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their assets in fixed-income securities.

          Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Funds may use such options and futures contracts for hedging and cash management purposes and increasing total return. Futures contracts permit a Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Funds may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Equity Funds may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When an Equity Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

50     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

          The Equity Funds can also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Real Estate Securities Fund

          The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above, as well as the investment strategies used by the Fixed-Income Funds that are described below.

          The Fixed-Income Funds

          The Fixed-Income Funds may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund’s investment objective and restrictions. In addition, the Fixed-Income Funds may invest in other investment companies, such as ETFs, for cash management and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When invested in other investment companies, the Funds will bear their proportionate share of expenses charged by these investment companies.

          The Money Market Fund

          The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. The Money Market Fund cannot assure you that it will be able to maintain a stable net asset value of $1.00 per share.

          Please see the SAI for more information on these and other investments the Funds may utilize.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     51

PORTFOLIO HOLDINGS

          A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

PORTFOLIO TURNOVER

          A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for a Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed Equity Funds will have higher portfolio turnover rates than the Index Funds. Also certain trading strategies utilized by the Fixed-Income Funds may increase portfolio turnover. The portfolio turnover rates of the Funds (other than the Money Market Fund) during recent fiscal periods are included below in their Financial Highlights. The Funds are not generally managed to minimize the tax burden for shareholders. The Funds may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Funds’ portfolio turnover rates and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          Each Fund may also offer Institutional, Retirement and Retail Class shares. However, each Fund does not necessarily offer all three share classes. Each Fund’s investments are held by the Fund as a whole, not by a particular share class, so your money will be invested the same way no matter which class of shares you hold. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. Please see the respective prospectuses for each of the classes for more information, including expenses and eligibility requirements. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact TIAA-CREF if you have questions or would like assistance in determining which class is right for you.

52     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

MANAGEMENT OF THE FUNDS

THE FUNDS’ INVESTMENT ADVISER

          Advisors manages the assets of the Trust under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of July 31, 2009, Advisors and Investment Management together had approximately $180.6 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Funds offered in this Prospectus, however, pay the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Funds to Advisors are intended to compensate these service providers for their services to the Funds and are not limited to the reimbursement of the service providers’ costs. Thus, under these arrangements, Advisors and its affiliates can earn a profit or incur a loss on the services which they render to the Funds. The Fund also pays Advisors for certain administrative services that Advisors provides to the Funds on an at-cost basis. Additionally, Advisors has agreed to contractually reimburse each Fund to the extent that certain of its Premier Class expenses exceed a specified amount through January 31, 2011.

          Advisors’ duties include conducting research, recommending investments and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

          Advisors manages the assets of the Funds described in this Prospectus pursuant to a written investment management agreement with the Trust. The annual investment management fees charged under the management agreement with respect to each Fund are as follows:

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     53

INVESTMENT MANAGEMENT FEES

Fund(s)	Assets Under Management (Billions)	Fee Rate (average daily net assets)

International Equity Fund*	$0.0—$1.0	0.50%
Real Estate Securities Fund*	Over $1.0—$2.5	0.48%
	Over $2.5—$4.0	0.46%
	Over $4.0	0.44%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.49% and 0.50% for the International Equity Fund and Real Estate Securities Fund, respectively.

Growth & Income Fund*	$0.0—$1.0	0.45%
Large-Cap Value Fund*	Over $1.0—$2.5	0.43%
Large-Cap Growth Fund*	Over $2.5—$4.0	0.41%
	Over $4.0	0.39%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.45% for each of the Growth & Income Fund, Large-Cap Value Fund and Large-Cap Growth Fund.

Mid-Cap Growth Fund*	$0.0—$0.5	0.48%
Mid-Cap Value Fund*	Over $0.5—$0.75	0.46%
Small-Cap Equity Fund*	Over $0.75—$1.00	0.44%
	Over $1.0	0.42%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.48%, 0.47% and 0.48% for the Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund, respectively.

Equity Index Fund	All Assets	0.04%
International Equity Index Fund

Social Choice Equity Fund	All Assets	0.15%

Bond Fund*	$0.0—$1.0	0.30%
Inflation-Linked Bond Fund*	Over $1.0—$2.5	0.29%
Bond Plus Fund*	Over $2.5—$4.0	0.28%
	Over $4.0	0.27%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.30% for each of the Bond Fund, Inflation-Linked Bond Fund and Bond Plus Fund.

Short-Term Bond Fund*	$0.0—$1.0	0.25%
	Over $1.0—$2.5	0.24%
	Over $2.5—$4.0	0.23%
	Over $4.0	0.22%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.25% for the Short-Term Bond Fund.

High-Yield Fund*	$0.0—$1.0	0.35%
	Over $1.0—$2.5	0.34%
	Over $2.5—$4.0	0.33%
	Over $4.0	0.32%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.35% for the High-Yield Fund.

Bond Index Fund	All Assets	0.10%

Money Market Fund	All Assets	0.10%

*	To understand the impact of these break points, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

54     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

          A discussion regarding the basis for the Board of Trustees’ most recent approval of each of the Fund’s investment management agreements is available in the Funds’ annual shareholder report for the fiscal year ending September 30, 2009. For a free copy of the Funds’ shareholder reports, please call 800 842-2776, visit the Funds’ website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAMS

          Each Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to each Fund’s investments. The following is a list of members of the management teams primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

GROWTH & INCOME FUND

Susan Kempler Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap core portfolios), Citigroup Asset Management – 1997 to 2005 (portfolio management of domestic large- and mid-cap core portfolios)	2005	1987	2005

William M. Riegel, CFA Managing Director	Portfolio – Risk Management	Advisors, TIAA and its affiliates – April 1, 2008 to Present (Head of Global Equity Investments); 1999 to Present (Head of Global Equity Portfolio Management)	1999	1979	2007

INTERNATIONAL EQUITY FUND

Shigemi (Amy) Hatta Managing Director	Stock Selection	Advisors, TIAA and its its affiliates – 2007 to Present (portfolio management of international large-cap core portfolios), 2002 to 2007 (head of Japan equity research team)	2002	1995	2007

Christopher F. Semenuk Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1993 to Present (portfolio management of international large-cap core portfolios)	1993	1987	1999

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     55

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

LARGE-CAP GROWTH FUND

Susan Hirsch Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates – 2000 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2005

LARGE-CAP VALUE FUND

Richard Cutler Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1997 to Present (portfolio management of domestic large-cap value portfolios)	1997	1991	2002

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic mid-cap value portfolios), Jennison Associates – 2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2004

MID-CAP GROWTH FUND

George (Ted) Scalise, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic mid-cap growth portfolios), Duncan-Hurst Capital Management – 1996 to 2006 (portfolio management of domestic large- and mid-cap growth portfolios)	2006	1995	2006

Susan Hirsch Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates – 2000 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2007

56     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

MID-CAP VALUE FUND

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic mid-cap value portfolios), Jennison Associates – 2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2004

Richard Cutler Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 1997 to Present (portfolio management of domestic large-cap value portfolios)	1997	1991	2002

SMALL-CAP EQUITY FUND

Michael S. Shing, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios), Barclays Global Investors – 1993 to 2004 (Research Officer responsible for Japanese equity strategy and portfolio management of Japanese equity portfolios)	2004	1990	2004

Adam Cao Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios), Procinea Management – 2005 to 2006 (quantitative market research associate for alternative asset classes), Teachers Advisors, Inc., TIAA and its affiliates – 2004 to 2005 (quantitative equity market research with coverage of domestic and global multi-cap portfolios), Barra – 1996 to 2004 (quantitative equity market research and risk modeling)	2004	1996	2005

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     57

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

EQUITY INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

INTERNATIONAL EQUITY INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

58     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

SOCIAL CHOICE EQUITY FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

REAL ESTATE SECURITIES FUND

Saira Malik Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2003 to Present (Head of Domestic Equity Research)	2003	1996	2008

BOND FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Fixed-Income Security Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     59

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

BOND PLUS FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Fixed-Income Security Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

SHORT-TERM BOND FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Lead Portfolio Manager and Asset Allocation	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

HIGH-YIELD FUND

Kevin R. Lorenz, CFA Managing Director	Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1987 to Present (Managing Director and former analyst in Private Placements Group (evaluating both investment-grade and high-yield securities in a variety of industries))	1987	1987	2006

INFLATION-LINKED BOND FUND

John M. Cerra Managing Director	Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

60     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

BOND INDEX FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2009

Steven Sterman, CFA Managing Director	Quantitative Portfolio Management/Trading	Advisors, TIAA and its affiliates – 1990 to Present (head of fixed-income trading; previously, fixed-income portfolio manager)	1990	1984	2009

MONEY MARKET FUND

Michael F. Ferraro, CFA Director	Fixed-Income Security Selection – Trader/Research	Advisors, TIAA and its affiliates – 1998 to Present (fixed-income credit research and portfolio management)	1998	1974	1999

          The Funds’ SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

DISTRIBUTION ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Funds’ Premier Class shares. The Funds have adopted a distribution plan under Rule 12b-1 with respect to the Premier Class under which the Funds pay TPIS an annual fee to compensate TPIS for its services related to the sale, promotion and/or servicing of Premier Class shares.

          Under the plan, the Funds pay TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder services. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for the distribution, promotion and servicing of Premier Class shares.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     61

          TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Funds. TPIS may utilize some or all of the 12b-1 fees it receives to pay such other intermediaries in connection with the sale, promotion and/or servicing of Premier Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution or servicing of any class of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services. More information about the Funds’ distribution arrangements appears in the SAI.

CALCULATING SHARE PRICE

          Each Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). The Funds do not price their shares on days that the NYSE is closed. Each Fund’s NAV is computed by calculating the value of the Fund’s assets, less its liabilities, and its NAV per share is computed by dividing its NAV allocable to each share class by the number of outstanding shares of that class.

          If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          For Funds other than the Money Market Fund, the Funds generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the Funds. However, fixed-income securities held by the Funds with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Funds will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Funds may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, the Funds might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before a Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV. Although the Funds fair value portfolio securities on a security-by-security basis, Funds that hold foreign portfolio

62     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

securities may see their portfolio securities fair valued more frequently than other Funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Funds may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Funds’ fair value pricing procedures provide, among other things, for the Funds to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Funds also examine the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Funds may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          To calculate the Money Market Fund’s NAV per share, the Fund’s portfolio securities are valued at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS AND DISTRIBUTIONS

          Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     63

Fund and capital gains realized from the sale of securities. The following table shows how often the Funds plan to pay dividends:

Fund	Dividend Paid

Growth & Income Fund	Quarterly
International Equity Fund	Annually
Large-Cap Growth Fund	Annually
Large-Cap Value Fund	Annually
Mid-Cap Growth Fund	Annually
Mid-Cap Value Fund	Annually
Small-Cap Equity Fund	Annually
Equity Index Fund	Annually
International Equity Index Fund	Annually

Fund	Dividend Paid

Social Choice Equity Fund	Annually
Real Estate Securities Fund	Quarterly
Bond Fund	Monthly
Bond Plus Fund	Monthly
Short-Term Bond Fund	Monthly
High-Yield Fund	Monthly
Inflation-Linked Bond Fund	Quarterly
Bond Index Fund	Monthly
Money Market Fund	Monthly

          The Bond Fund, Bond Plus Fund, Short-Term Bond Fund, High-Yield Fund, Bond Index Fund and Money Market Fund declare dividends as of each business day of the calendar year (to the extent such dividends are not previously distributed) and pay dividends monthly.

          The Funds intend to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Premier Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional Premier Class shares of the particular Fund. All other Premier Class shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On each Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a

64     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their Premier Class shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in any Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from each Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     65

loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Funds are also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund’s distributions if you maintain a taxable account. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Special considerations for Inflation-Linked Bond Fund shareholders. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund’s gross income. Due to original issue

66     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with Premier shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other tax matters. Certain investments of the Funds, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING OR EXCHANGING SHARES

PREMIER CLASS ELIGIBILITY

          Premier Class shares of the Funds are available for purchase by or through certain intermediaries or entities affiliated with TIAA-CREF (including registered investment companies, state-sponsored tuition savings plans healthcare saving accounts (“HSAs”), or insurance company separate accounts advised by or affiliated with Advisors); other non-affiliated persons, entities or intermediaries (including investment companies, state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts); or employer-sponsored employee benefit plans that have entered into a contract or arrangement that enables them to purchase shares of the Funds; or other affiliates of TIAA-CREF or other persons that the Funds may approve from time to time. The Funds’ management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     67

          Under certain circumstances, the Premier Class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans. Collectively, all investors in the Funds, except for investors through an employer-sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this Prospectus.

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Funds may approve from time to time.

          With respect to the categories of investors listed below, in addition to the $100 million dollar minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to each Index Fund and $5 million with respect to any other Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Funds, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services

• Trust companies that are not sponsored by an affiliate of Advisors;

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

68     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

•	Other persons or entities that the Funds may approve from time to time.

          Please note that the $100 million dollar aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Funds’ management, over a reasonable period of time. At its sole discretion, each Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Funds’ management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

HOW TO PURCHASE SHARES

          For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Premier Class shares of the Funds by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Premier Class shares (see “Allocating Retirement Contributions to a Fund” below). You may also direct the purchase of Premier Class shares of the Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Funds impose no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Funds also do not currently restrict the frequency of investments made in the Funds by participant accounts, although the Funds reserve the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as an account’s address of record. Each investment in your participant

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     69

account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Funds.

          The Funds have the right to reject your application and to refuse to sell additional Premier Class shares of any Fund to any investor for any reason. The Funds treat all orders to purchase Premier Class shares as being received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds may suspend or terminate the offering of Premier Class shares of one or more Funds to your employer’s plan.

          Allocating Retirement Contributions to a Fund

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Funds you wish to invest in and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the TIAA-CREF Funds at: 800 914-8922; or

•	writing to the TIAA-CREF Funds at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as the address of record.

          There may be circumstances when the Funds will not accept new investments in one or more of the Funds. The Funds reserve the right to suspend or terminate the offering of shares by one or more Funds at any time without prior notice. The Funds also reserve the right to reject any application or investment or any other specific purchase request.

          See above for certain minimum investment limits on purchases of the Funds by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the

70     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

          The Funds consider all purchase requests to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds will not accept third-party checks. (The Funds consider any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Funds will not accept corporate checks for investment into non-corporate accounts.

           To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Funds—Premier Class;

•	Account registration (names of registered owners), address and social security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing);

•	The Fund or Funds in which you want to invest, and amount per Fund to be invested.

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Funds an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Funds must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date or number of shares; such requests will be deemed to be not in “good order” (see below) and the Funds will return the money you sent.

•

If you invest in the Premier Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     71

Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Funds do not receive good funds through wire transfer, they will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Funds’ Market Timing/Excessive Trading Policy (see below).

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

           In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Funds, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

72     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

HOW TO REDEEM SHARES

          For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          As a TIAA-CREF participant, you may redeem (sell) your Premier Class shares at any time, subject to the terms of your employer’s plan. A redemption can be part of an exchange. Certain redemptions of shares of the International Equity Fund, Small-Cap Equity Fund, International Equity Index Fund and High-Yield Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Funds at: 800 914-8922; or

•	write to the Funds at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Funds reinvest redemption proceeds (minus any applicable Redemption Fee) in (1) Premier Class shares of other Funds available under your plan or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Funds’ transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Premier Class shares by check, the Funds may delay crediting of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Funds will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Funds by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     73

          For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time. Certain redemptions of shares of the International Equity Fund, Small-Cap Equity Fund, International Equity Index Fund and High-Yield Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Funds send redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Funds receive a redemption request in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Funds generally send redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Funds generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Funds can send the redemption proceeds by check to the address of record or by wire transfer.

74     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

HOW TO EXCHANGE SHARES

          For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Exchanges involving shares of the International Equity Fund, Small-Cap Equity Fund, International Equity Index Fund and High-Yield Fund held less than 60 calendar days may be subject to the Redemption Fee (see below).

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of a Fund for Premier Class shares of another fund available under the plan (including other Funds or other series of the Trust, if available). An “exchange” means:

•	a sale of Premier Class shares of one Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of a Fund for your participant or Annuity account; or

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account or the TIAA Traditional Annuity. Because interests in a CREF Account, a TIAA Real Estate Account and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     75

•	calling the Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Funds at: 800 914-8922; or

•	writing to the Funds at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to a Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in a Fund for Premier Class shares of any other Fund or Premier Class shares of any other series of the Trust at any time, subject to the limitations described in the Funds’ Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.) Exchanges involving shares of the International Equity Fund, Small-Cap Equity Fund, International Equity Index Fund and High-Yield Fund held less than 60 calendar days may be subject to the Redemption Fee (see below).

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to a Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a

76     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES—APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the same Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Funds’ transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of a Fund generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain Eligible Investors may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class and you hold your shares through a TIAA-CREF-administered account, you may place an order for a share conversion by calling 800 223-1200. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the Prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Funds nor Advisors have any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     77

as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Funds’ transfer agent (or other authorized Fund agent) to effect the purchase. The Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Eligible Investors, such as intermediaries or plan sponsors, may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through an intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Fund shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size. Except as noted above under “Premier Class Eligibility,” there is currently no minimum account size for Premier Class shares. The Funds reserve the right, without prior notice, to establish additional minimum amounts required to open, maintain or add to an account.

          Taxpayer Identification Number—Eligible Investors Only. Each Eligible Investor must provide its taxpayer identification number (which, for most individuals, is your Social Security number) to the Funds and indicate whether or not it is subject to back-up withholding. If an Eligible Investor does not furnish its taxpayer identification number, redemptions and exchanges of shares, as well as

78     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

dividends and capital gains distributions, will be subject to back-up tax withholding.

          Changing Your Address—Eligible Investors Only. To change the address on an Eligible Investor account, please send the Funds a written notification.

          Medallion Signature Guarantee—Eligible Investors Only. For some transaction requests (for example, when redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a letter of instruction with a Medallion Signature Guarantee from each owner of record of an account. This requirement is designed to protect shareholders and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of United States stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Funds directly.

          Transferring Shares—Eligible Investors Only. Eligible Investors may transfer ownership of their shares to another person or organization that also qualifies to own Premier Class shares or may change the name on their account by sending the Funds written instructions. Generally, each registered owner of the account must sign the request and provide a Medallion Signature Guarantee. When the name on an account is changed, shares in that account are transferred to a new account.

          Customer Complaints—Eligible Investors Only. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Ave., New York, NY 10017-3206, attention: Director, Distribution Operations Services, Mail Stop 730/06/41.

          TIAA-CREF Web Center and Telephone Transactions. The Funds are not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds require the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Funds also tape record telephone instructions and provide written confirmations of such instructions. The Funds accept all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

MARKET TIMING/EXCESSIVE TRADING POLICY—APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Funds, in an effort to “time” the market. As money is shifted

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     79

in and out of the Funds, the Funds may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of a Fund, subsequently purchases or exchanges any monies back into that same Fund and then redeems or exchanges any monies out of that same Fund, the shareholder will not be permitted to transfer back into that same Fund through a purchase or exchange for 90 calendar days. The International Equity Fund, Small-Cap Equity Fund, International Equity Index Fund and High-Yield Fund will charge a Redemption Fee on redemptions of shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in these Funds and to discourage short-term trading of Fund shares. See the section entitled “Redemption or Exchange Fee” for additional information on the Redemption Fee.

          The Funds’ market timing policies and procedures will not be applied to the Money Market Fund or Short-Term Bond Fund or to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, withdrawals due to death or hardship (as defined by federal regulations), certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Funds’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Funds’ management. The Funds’ management may also waive the market timing policies and procedures when it is believed that such waiver is in a Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Fund’s efficient portfolio management. The Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Funds have discretion in applying this policy, it is possible that

80     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

similar transaction activity could be handled differently because of the surrounding circumstances.

          The Funds’ portfolio securities are fair valued, as necessary (most frequently with respect to foreign holdings), to help ensure that a portfolio security’s true value is reflected in the Funds’ NAVs, thereby minimizing any potential stale price arbitrage.

          The Funds seek to apply their specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. These efforts may include requesting transaction data from intermediaries from time to time to verify whether a Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated a Fund’s market timing policies. At times, the Funds may agree to defer to an intermediary’s market timing policy if the Funds’ management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Funds have the right to modify their market timing policies and procedures at any time without advance notice.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in a Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

REDEMPTION OR EXCHANGE FEE

          As explained under “Fees and Expenses” the International Equity Fund, Small-Cap Equity Fund, International Equity Index Fund and High-Yield Fund charge a Redemption Fee of 2.00% of the amount redeemed on redemptions or exchanges out of Fund shares occurring within 60 calendar days of the initial purchase date for the shares.

          The Redemption Fee applies to all investors in these Funds, regardless of whether they purchase shares of these Funds through an omnibus account maintained by an intermediary (such as a broker-dealer or retirement plan administrator) or directly. The Redemption Fee is not a deferred sales charge, commission or fee to finance sales of Fund shares; rather, the Fee is paid to these Funds to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in these Funds and to discourage short-term trading of Fund shares.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     81

          In determining whether the Redemption Fee is applicable to a particular redemption, these Funds will use the “first-in, first-out” (FIFO) method to determine the 60-day holding period, such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last. Under this method, the date of redemption or exchange will be compared to the earliest purchase date of shares held in these Funds by a shareholder. If this holding period is 60 calendar days or less, then the Redemption Fee will be charged, except as provided below.

          These Funds will not apply the Redemption Fee to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancing withdrawals due to death or hardship (as defined by federal regulations) certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions and other types of transactions specified by the Fund’s management. In addition, the Redemption Fee will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management.

          The Redemption Fee may be waived under certain circumstances involving involuntary redemption imposed by an insurance company or a plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the Redemption Fee is applied to your shares. In addition to the circumstances noted above, management for each of these Funds reserves the right to waive the Redemption Fee at its discretion where it is believed such waiver is in the Fund’s best interests, including but not limited to when the it determines that imposition of the Redemption Fee is not necessary to protect the Fund from the effects of short-term trading. In addition, these Funds reserve the right to modify or eliminate the Redemption Fee or waivers thereof at any time. If there is a material change to the Redemption Fee, the Funds will notify you prior to the effective date of the change.

          If shares of these Funds are held and subsequently redeemed through an omnibus account maintained by an intermediary, then the intermediary that places the trade with these Funds will be responsible for determining the amount of the Redemption Fee for each respective redemption of Fund shares and for the collection of the Fee, if any. However, there can be no assurance that all intermediaries will apply the Redemption Fee, or will apply the Fee in an accurate or uniform manner, and at times the manner in which the intermediary tracks and/or calculates the Redemption Fee may differ from each Fund’s method of doing so.

          The Board of Trustees may authorize the imposition of the Redemption Fee from time to time on other Funds, subject to notifying shareholders prior to the effective date of the Fee.

82     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 1000® Index, Russell 2000® Index, Russell 3000® Index, Russell 1000® Growth Index and Russell 1000® Value Index, are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

          The Social Choice Equity Fund is not promoted, sponsored or endorsed by, or in any way affiliated with KLD Research and Analytics, Inc. KLD Research and Analytics, Inc. is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, completeness or otherwise. KLD Research and Analytics, Inc.’s publication of its indices in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which its indices are based. KLD Research and Analytics, Inc. makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with request to its indices or any data or any security (or combination thereof) included therein.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     83

Fixed Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations),

mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in

non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United

States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

84     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

          Please note that since the Premier Class of the Funds and the Bond Index Fund are newly-operational, no financial highlights information is available for them at this time.

          PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for each of the periods presented in the four-year period ended September 30, 2008. Their report appears in the Trust’s Annual Report, which is available without charge upon request. Information reported for fiscal periods before 2005 was audited by the Funds’ former independent registered public accounting firm.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     85

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.33	$8.66	$9.05	$8.12	$7.36

Gain (loss) from investment operations:
Net investment income (a)	0.15	0.17	0.14	0.18	0.12
Net realized and unrealized gain (loss) on total investments	(1.91)	2.06	0.76	0.93	0.76

Total gain (loss) from investment operations	(1.76)	2.23	0.90	1.11	0.88

Less distributions from:
Net investment income	(0.17)	(0.17)	(0.15)	(0.18)	(0.12)
Net realized gains	(0.24)	(0.39)	(1.14)	—	—

Total distributions	(0.41)	(0.56)	(1.29)	(0.18)	(0.12)

Net asset value, end of period	$8.16	$10.33	$8.66	$9.05	$8.12

TOTAL RETURN	(17.64)%	26.84%	10.87%	13.70%	11.89%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$218,710	$105,476	$97,494	$141,199	$625,503
Ratio of expenses to average net assets before expense waiver and reimbursement	0.50%	0.55%	0.42%	0.15%	0.14%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.33%	0.13%	0.13%	0.15%	0.14%
Ratio of net investment income to average net assets	1.59%	1.81%	1.58%	2.04%	1.46%
Portfolio turnover rate	132%	84%	133%	223%	77%

86     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.44	$8.76	$9.12	$8.16	$7.39

Gain (loss) from investment operations:
Net investment income (a)	0.13	0.15	0.12	0.13	0.10
Net realized and unrealized gain (loss) on total investments	(1.93)	2.08	0.77	0.95	0.75

Total gain (loss) from investment operations	(1.80)	2.23	0.89	1.08	0.85

Less distributions from:
Net investment income	(0.15)	(0.16)	(0.11)	(0.12)	(0.08)
Net realized gains	(0.24)	(0.39)	(1.14)	—	—

Total distributions	(0.39)	(0.55)	(1.25)	(0.12)	(0.08)

Net asset value, end of period	$8.25	$10.44	$8.76	$9.12	$8.16

TOTAL RETURN	(17.82)%	26.44%	10.62%	13.32%	11.47%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$259,942	$204,746	$86,918	$58,731	$35,874
Ratio of expenses to average net assets before expense waiver and reimbursement	0.75%	0.81%	0.74%	0.46%	0.53%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.54%	0.38%	0.40%	0.46%	0.44%
Ratio of net investment income to average net assets	1.36%	1.52%	1.36%	1.43%	1.17%
Portfolio turnover rate	132%	84%	133%	223%	77%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     87

FINANCIAL HIGHLIGHTS	(continued)

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.36	$10.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16	0.18	0.08
Net realized and unrealized gain (loss) on total investments	(2.30)	2.47	0.24

Total gain (loss) from investment operations	(2.14)	2.65	0.32

Less distributions from:
Net investment income	(0.15)	(0.17)	(0.05)
Net realized gains	(0.24)	(0.39)	—

Total distributions	(0.39)	(0.56)	(0.05)

Net asset value, end of period	$9.83	$12.36	$10.27

TOTAL RETURN	(17.78)%	26.67%	3.22	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$506,760	$635,012	$2,632
Ratio of expenses to average net assets before expense waiver and reimbursement	0.87%	1.00%	4.10	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.46%	0.24%	0.43	%(c)
Ratio of net investment income to average net assets	1.43%	1.58%	1.55	%(c)
Portfolio turnover rate	132%	84%	133%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retail Class commenced operations on March 31, 2006.

88     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.98	$13.45	$12.17	$10.29	$8.56

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.20	0.19	0.21	0.20
Net realized and unrealized gain (loss) on total investments	(4.67)	3.49	2.15	2.43	1.69

Total gain (loss) from investment operations	(4.41)	3.69	2.34	2.64	1.89

Less distributions from:
Net investment income	(0.15)	(0.22)	(0.22)	(0.20)	(0.16)
Net realized gains	(1.74)	(1.94)	(0.84)	(0.56)	—

Total distributions	(1.89)	(2.16)	(1.06)	(0.76)	(0.16)

Net asset value, end of period	$8.68	$14.98	$13.45	$12.17	$10.29

TOTAL RETURN	(33.50)%	30.49%	20.60%	26.45%	22.17%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$606,528	$807,072	$649,747	$668,009	$528,959
Ratio of expenses to average net assets before expense waiver and reimbursement	0.54%	0.58%	0.45%	0.21%	0.20%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.54%	0.58%	0.45%	0.21%	0.20%
Ratio of net investment income to average net assets	2.20%	1.47%	1.48%	1.89%	1.98%
Portfolio turnover rate	204%	179%	164%	147%	151%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     89

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.32	$13.72	$12.41	$10.49	$8.65

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.19	0.16	0.19	0.17
Net realized and unrealized gain (loss) on total investments	(4.79)	3.54	2.13	2.40	1.69

Total gain (loss) from investment operations	(4.54)	3.73	2.29	2.59	1.86

Less distributions from:
Net investment income	(0.14)	(0.19)	(0.14)	(0.11)	(0.02)
Net realized gains	(1.74)	(1.94)	(0.84)	(0.56)	—

Total distributions	(1.88)	(2.13)	(0.98)	(0.67)	(0.02)

Net asset value, end of period	$8.90	$15.32	$13.72	$12.41	$10.49

TOTAL RETURN	(33.64)%	30.16%	19.68%	25.34%	21.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,159,940	$1,216,121	$519,870	$231,867	$77,400
Ratio of expenses to average net assets before expense waiver and reimbursement	0.79%	0.84%	0.76%	0.56%	0.58%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.79%	0.80%	0.74%	0.56%	0.55%
Ratio of net investment income to average net assets	2.08%	1.36%	1.27%	1.67%	1.63%
Portfolio turnover rate	204%	179%	164%	147%	151%

90     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.29	$10.63	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.17	0.22	0.05
Net realized and unrealized gain (loss) on total investments	(3.35)	2.59	0.58

Total gain (loss) from investment operations	(3.18)	2.81	0.63

Less distributions from:
Net investment income	(0.15)	(0.21)	—
Net realized gains	(1.74)	(1.94)	—

Total distributions	(1.89)	(2.15)	—

Net asset value, end of period	$6.22	$11.29	$10.63

TOTAL RETURN	(33.62)%	30.34%	6.30	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$316,827	$526,418	$13,943
Ratio of expenses to average net assets before expense waiver and reimbursement	0.89%	0.95%	1.36	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.69%	0.75%	0.80	%(c)
Ratio of net investment income to average net assets	1.95%	2.02%	0.94	%(c)
Portfolio turnover rate	204%	179%	164%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retail Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     91

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.04	$9.68	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.08	0.10	0.05
Net realized and unrealized gain (loss) on total investments	(2.47)	2.31	(0.37)

Total gain (loss) from investment operations	(2.39)	2.41	(0.32)

Less distributions from:
Net investment income	(0.08)	(0.05)	—
Net realized gains	(0.57)	—	—
Return of capital	(0.04)	—	—

Total distributions	(0.69)	(0.05)	—

Net asset value, end of period	$8.96	$12.04	$9.68

TOTAL RETURN	(21.14)%	24.97%	(3.20	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$127,255	$169,352	$12,465
Ratio of expenses to average net assets before expense waiver and reimbursement	0.54%	0.65%	1.97	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.31%	0.13%	0.13	%(c)
Ratio of net investment income to average net assets	0.77%	0.95%	0.97	%(c)
Portfolio turnover rate	192%	189%	81%

92     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.00	$9.67	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.05	0.18	0.03
Net realized and unrealized gain (loss) on total investments	(2.47)	2.19	(0.36)

Total gain (loss) from investment operations	(2.42)	2.37	(0.33)

Less distributions from:
Net investment income	(0.07)	(0.04)	—
Net realized gains	(0.57)	—	—
Return of capital	(0.04)	—	—

Total distributions	(0.68)	(0.04)	—

Net asset value, end of period	$8.90	$12.00	$9.67

TOTAL RETURN	(21.45)%	24.67%	(3.30	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$31,406	$28,308	$2,145
Ratio of expenses to average net assets before expense waiver and reimbursement	0.78%	0.94%	6.76	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.57%	0.38%	0.38	%(c)
Ratio of net investment income to average net assets	0.50%	1.67%	0.69	%(c)
Portfolio turnover rate	192%	189%	81%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     93

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.02	$9.67	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.09	0.03
Net realized and unrealized gain (loss) on total investments	(2.48)	2.31	(0.36)

Total gain (loss) from investment operations	(2.42)	2.40	(0.33)

Less distributions from:
Net investment income	(0.06)	(0.05)	—
Net realized gains	(0.57)	—	—
Return of capital	(0.04)	—	—

Total distributions	(0.67)	(0.05)	—

Net asset value, end of period	$8.93	$12.02	$9.67

TOTAL RETURN	(21.40)%	24.89%	(3.30	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$344,298	$439,678	$2,196
Ratio of expenses to average net assets before expense waiver and reimbursement	1.01%	1.22%	5.35	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.52%	0.21%	0.43	%(c)
Ratio of net investment income to average net assets	0.55%	0.82%	0.61	%(c)
Portfolio turnover rate	192%	189%	81%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

94     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$17.02	$15.73	$14.41	$13.40	$11.59

Gain (loss) from investment operations:
Net investment income (a)	0.28	0.30	0.27	0.30	0.28
Net realized and unrealized gain (loss) on total investments	(4.58)	2.10	1.75	1.92	2.22

Total gain (loss) from investment operations	(4.30)	2.40	2.02	2.22	2.50

Less distributions from:
Net investment income	(0.25)	(0.26)	(0.22)	(0.23)	(0.14)
Net realized gains	(0.91)	(0.85)	(0.48)	(0.98)	(0.55)

Total distributions	(1.16)	(1.11)	(0.70)	(1.21)	(0.69)

Net asset value, end of period	$11.56	$17.02	$15.73	$14.41	$13.40

TOTAL RETURN	(26.78)%	15.71%	14.47%	16.73%	21.96%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$401,478	$487,144	$215,614	$216,512	$31,289
Ratio of expenses to average net assets before expense waiver and reimbursement	0.49%	0.52%	0.38%	0.14%	0.17%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.49%	0.50%	0.38%	0.14%	0.14%
Ratio of net investment income to average net assets	2.03%	1.78%	1.84%	2.11%	2.20%
Portfolio turnover rate	151%	136%	115%	113%	154%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     95

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.96	$15.68	$14.43	$13.41	$11.55

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.26	0.23	0.26	0.24
Net realized and unrealized gain (loss) on total investments	(4.57)	2.10	1.75	1.90	2.23

Total gain (loss) from investment operations	(4.32)	2.36	1.98	2.16	2.47

Less distributions from:
Net investment income	(0.22)	(0.23)	(0.25)	(0.16)	(0.06)
Net realized gains	(0.91)	(0.85)	(0.48)	(0.98)	(0.55)

Total distributions	(1.13)	(1.08)	(0.73)	(1.14)	(0.61)

Net asset value, end of period	$11.51	$16.96	$15.68	$14.43	$13.41

TOTAL RETURN	(26.99)%	15.51%	14.21%	16.23%	21.59%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500,288	$500,511	$257,287	$159,064	$69,314
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%	0.75%	0.68%	0.48%	0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.74%	0.73%	0.67%	0.48%	0.48%
Ratio of net investment income to average net assets	1.78%	1.55%	1.54%	1.82%	1.87%
Portfolio turnover rate	151%	136%	115%	113%	154%

96     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.60	$15.36	$14.17	$13.25	$11.52

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.28	0.25	0.26	0.24
Net realized and unrealized gain (loss) on total investments	(4.45)	2.06	1.71	1.88	2.21

Total gain (loss) from investment operations	(4.20)	2.34	1.96	2.14	2.45

Less distributions from:
Net investment income	(0.23)	(0.25)	(0.29)	(0.24)	(0.17)
Net realized gains	(0.91)	(0.85)	(0.48)	(0.98)	(0.55)

Total distributions	(1.14)	(1.10)	(0.77)	(1.22)	(0.72)

Net asset value, end of period	$11.26	$16.60	$15.36	$14.17	$13.25

TOTAL RETURN	(26.87)%	15.70%	14.35%	16.35%	21.67%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$74,487	$115,149	$198,739	$170,748	$137,166
Ratio of expenses to average net assets before expense waiver and reimbursement	0.77%	0.71%	0.53%	0.44%	0.49%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.64%	0.55%	0.53%	0.44%	0.44%
Ratio of net investment income to average net assets	1.85%	1.72%	1.69%	1.87%	1.89%
Portfolio turnover rate	151%	136%	115%	113%	154%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     97

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.33	$17.01	$17.01	$14.30	$13.02

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.03	0.06	0.06	0.05
Net realized and unrealized gain (loss) on total investments	(4.65)	4.20	0.41	3.33	1.76

Total gain (loss) from investment operations	(4.59)	4.23	0.47	3.39	1.81

Less distributions from:
Net investment income	(0.04)	(0.05)	(0.02)	(0.01)	(0.03)
Net realized gains	(1.40)	(0.86)	(0.45)	(0.67)	(0.50)

Total distributions	(1.44)	(0.91)	(0.47)	(0.68)	(0.53)

Net asset value, end of period	$14.30	$20.33	$17.01	$17.01	$14.30

TOTAL RETURN	(24.33)%	25.76%	2.72%	24.12%	13.88%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$53,843	$51,145	$34,088	$20,808	$3,684
Ratio of expenses to average net assets before expense waiver and reimbursement	0.55%	0.59%	0.50%	0.15%	0.17%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.55%	0.55%	0.43%	0.15%	0.14%
Ratio of net investment income to average net assets	0.31%	0.18%	0.36%	0.39%	0.32%
Portfolio turnover rate	111%	127%	147%	115%	148%

98     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07		9/30/06		9/30/05		9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.12	$16.84		$16.88		$14.23		$12.97

Gain (loss) from investment operations:
Net investment income (a)	0.01	(0.00	)(b)	0.02		0.01		0.00 (b)
Net realized and unrealized gain (loss) on total investments	(4.60)	4.16		0.39		3.31		1.76

Total gain (loss) from investment operations	(4.59)	4.16		0.41		3.32		1.76

Less distributions from:
Net investment income	(0.01)	(0.02)		(0.00	)(b)	(0.00	)(b)	—
Net realized gains	(1.40)	(0.86)		(0.45)		(0.67)		(0.50)

Total distributions	(1.41)	(0.88)		(0.45)		(0.67)		(0.50)

Net asset value, end of period	$14.12	$20.12		$16.84		$16.88		$14.23

TOTAL RETURN	(24.56)%	25.54%		2.42%		23.72%		13.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$348,993	$313,908		$164,771		$131,943		$74,600
Ratio of expenses to average net assets before expense waiver and reimbursement	0.80%	0.84%		0.72%		0.48%		0.54%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.80%	0.78%		0.69%		0.48%		0.48%
Ratio of net investment income to average net assets	0.06%	(0.05)%		0.13%		0.06%		(0.01)%
Portfolio turnover rate	111%	127%		147%		115%		148%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     99

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05		9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.14	$16.85	$16.89	$14.23		$12.98

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.00 (b)	0.02	0.01		0.00	(b)
Net realized and unrealized gain (loss) on total investments	(4.61)	4.17	0.40	3.32		1.75

Total gain (loss) from investment operations	(4.58)	4.17	0.42	3.33		1.75

Less distributions from:
Net investment income	(0.01)	(0.02)	(0.01)	(0.00	)(b)	(0.00	)(b)
Net realized gains	(1.40)	(0.86)	(0.45)	(0.67)		(0.50)

Total distributions	(1.41)	(0.88)	(0.46)	(0.67)		(0.50)

Net asset value, end of period	$14.15	$20.14	$16.85	$16.89		$14.23

TOTAL RETURN	(24.46)%	25.66%	2.37%	23.80%		13.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$62,390	$84,847	$68,416	$62,481		$48,508
Ratio of expenses to average net assets before expense waiver and reimbursement	0.87%	0.90%	0.68%	0.44%		0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.69%	0.70%	0.68%	0.44%		0.44%
Ratio of net investment income to average net assets	0.17%	0.03%	0.13%	0.09%		0.02%
Portfolio turnover rate	111%	127%	147%	115%		148%

(a)	Based on average shares outstanding.

(b)	Amount represents less than $0.01 per share.

100     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.34	$18.59	$17.57	$14.44	$12.02

Gain (loss) from investment operations:
Net investment income (a)	0.30	0.35	0.26	0.30	0.26
Net realized and unrealized gain (loss) on total investments	(4.54)	3.33	1.87	3.62	2.74

Total gain (loss) from investment operations	(4.24)	3.68	2.13	3.92	3.00

Less distributions from:
Net investment income	(0.26)	(0.31)	(0.23)	(0.22)	(0.13)
Net realized gains	(1.06)	(1.62)	(0.88)	(0.57)	(0.45)

Total distributions	(1.32)	(1.93)	(1.11)	(0.79)	(0.58)

Net asset value, end of period	$14.78	$20.34	$18.59	$17.57	$14.44

TOTAL RETURN	(22.03)%	21.03%	12.68%	27.63%	25.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$127,218	$58,763	$38,173	$25,868	$8,042
Ratio of expenses to average net assets before expense waiver and reimbursement	0.51%	0.53%	0.47%	0.15%	0.17%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.51%	0.53%	0.43%	0.15%	0.14%
Ratio of net investment income to average net assets	1.74%	1.76%	1.46%	1.82%	1.88%
Portfolio turnover rate	41%	90%	131%	110%	173%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     101

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.23	$18.51	$17.52	$14.38	$11.95

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.29	0.21	0.25	0.21
Net realized and unrealized gain (loss) on total investments	(4.53)	3.32	1.87	3.60	2.73

Total gain (loss) from investment operations	(4.27)	3.61	2.08	3.85	2.94

Less distributions from:
Net investment income	(0.21)	(0.27)	(0.21)	(0.14)	(0.06)
Net realized gains	(1.06)	(1.62)	(0.88)	(0.57)	(0.45)

Total distributions	(1.27)	(1.89)	(1.09)	(0.71)	(0.51)

Net asset value, end of period	$14.69	$20.23	$18.51	$17.52	$14.38

TOTAL RETURN	(22.25)%	20.70%	12.42%	27.20%	24.82%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$683,125	$600,104	$318,024	$266,360	$92,268
Ratio of expenses to average net assets before expense waiver and reimbursement	0.76%	0.78%	0.69%	0.48%	0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.76%	0.78%	0.68%	0.48%	0.48%
Ratio of net investment income to average net assets	1.52%	1.47%	1.20%	1.50%	1.54%
Portfolio turnover rate	41%	90%	131%	110%	173%

102     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.04	$18.34	$17.36	$14.27	$11.97

Gain (loss) from investment operations:
Net investment income (a)	0.29	0.32	0.22	0.25	0.22
Net realized and unrealized gain (loss) on total investments	(4.49)	3.29	1.85	3.57	2.71

Total gain (loss) from investment operations	(4.20)	3.61	2.07	3.82	2.93

Less distributions from:
Net investment income	(0.23)	(0.29)	(0.22)	(0.16)	(0.18)
Net realized gains	(1.06)	(1.62)	(0.87)	(0.57)	(0.45)

Total distributions	(1.29)	(1.91)	(1.09)	(0.73)	(0.63)

Net asset value, end of period	$14.55	$20.04	$18.34	$17.36	$14.27

TOTAL RETURN	(22.09)%	20.87%	12.51%	27.23%	24.89%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$152,818	$198,698	$125,871	$95,608	$40,706
Ratio of expenses to average net assets before expense waiver and reimbursement	0.79%	0.79%	0.63%	0.44%	0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.62%	0.63%	0.63%	0.44%	0.44%
Ratio of net investment income to average net assets	1.69%	1.65%	1.25%	1.53%	1.58%
Portfolio turnover rate	41%	90%	131%	110%	173%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     103

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP EQUITY FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.43	$15.91	$15.84	$14.29	$12.68

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.19	0.10	0.17	0.14
Net realized and unrealized gain (loss) on total investments	(2.36)	0.99	1.41	2.20	2.48

Total gain (loss) from investment operations	(2.24)	1.18	1.51	2.37	2.62

Less distributions from:
Net investment income	(0.15)	(0.11)	(0.11)	(0.12)	(0.08)
Net realized gains	(0.92)	(1.55)	(1.33)	(0.70)	(0.93)

Total distributions	(1.07)	(1.66)	(1.44)	(0.82)	(1.01)

Net asset value, end of period	$12.12	$15.43	$15.91	$15.84	$14.29	(c)

TOTAL RETURN	(15.23)%	7.43%	10.15%	16.69%	20.98	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$190,667	$181,032	$115,273	$116,652	$45,429
Ratio of expenses to average net assets before expense waiver and reimbursement	0.53%	0.57%	0.43%	0.15%	0.20%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.53%	0.55%	0.41%	0.15%	0.14%
Ratio of net investment income to average net assets	0.91%	1.16%	0.66%	1.11%	1.03%
Portfolio turnover rate	114%	127%	264%	273%	295%

104     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP EQUITY FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.23	$15.73	$15.71	$14.20	$12.62

Gain (loss) from investment operations:
Net investment income (a)	0.09	0.15	0.06	0.12	0.09
Net realized and unrealized gain (loss) on total investments	(2.34)	0.98	1.40	2.19	2.46

Total gain (loss) from investment operations	(2.25)	1.13	1.46	2.31	2.55

Less distributions from:
Net investment income	(0.11)	(0.08)	(0.11)	(0.10)	(0.04)
Net realized gains	(0.92)	(1.55)	(1.33)	(0.70)	(0.93)

Total distributions	(1.03)	(1.63)	(1.44)	(0.80)	(0.97)

Net asset value, end of period	$11.95	$15.23	$15.73	$15.71	$14.20	(c)

TOTAL RETURN	(15.39)%	7.15%	9.90%	16.35%	20.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$285,643	$267,273	$216,828	$170,413	$116,445
Ratio of expenses to average net assets before expense waiver and reimbursement	0.78%	0.81%	0.72%	0.48%	0.54%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.78%	0.78%	0.69%	0.48%	0.48%
Ratio of net investment income to average net assets	0.66%	0.92%	0.39%	0.78%	0.68%
Portfolio turnover rate	114%	127%	264%	273%	295%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     105

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP EQUITY FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.18	$15.66	$15.65	$14.15	$12.64

Gain (loss) from investment operations:
Net investment income (a)	0.09	0.15	0.07	0.14	0.12
Net realized and unrealized gain (loss) on total investments	(2.33)	1.01	1.39	2.19	2.45

Total gain (loss) from investment operations	(2.24)	1.16	1.46	2.33	2.57

Less distributions from:
Net investment income	(0.11)	(0.09)	(0.12)	(0.13)	(0.13)
Net realized gains	(0.92)	(1.55)	(1.33)	(0.70)	(0.93)

Total distributions	(1.03)	(1.64)	(1.45)	(0.83)	(1.06)

Net asset value, end of period	$11.91	$15.18	$15.66	$15.65	$14.15	(c)

TOTAL RETURN	(15.37)%	7.39%	9.97%	16.55%	20.70	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$50,731	$68,843	$85,719	$71,400	$61,937
Ratio of expenses to average net assets before expense waiver and reimbursement	0.87%	0.86%	0.61%	0.32%	0.38%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.72%	0.69%	0.61%	0.30%	0.30%
Ratio of net investment income to average net assets	0.71%	0.95%	0.48%	0.97%	0.87%
Portfolio turnover rate	114%	127%	264%	273%	295%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

106     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.46	$10.09	$9.97	$8.85	$8.07

Gain (loss) from investment operations:
Net investment income (a)	0.20	0.20	0.17	0.18	0.15
Net realized and unrealized gain (loss) on total investments	(2.59)	1.44	0.78	1.09	0.99

Total gain (loss) from investment operations	(2.39)	1.64	0.95	1.27	1.14

Less distributions from:
Net investment income	(0.18)	(0.17)	(0.17)	(0.15)	(0.29)
Net realized gains	(0.19)	(0.10)	(0.66)	—	(0.07)

Total distributions	(0.37)	(0.27)	(0.83)	(0.15)	(0.36)

Net asset value, end of period	$8.70	$11.46	$10.09	$9.97	$8.85

TOTAL RETURN	(21.43)%	16.49%	10.08%	14.40%	14.17%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$697,104	$844,429	$633,027	$606,341	$766,707
Ratio of expenses to average net assets before expense waiver and reimbursement	0.07%	0.09%	0.08%	0.09%	0.08%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.07%	0.08%	0.08%	0.09%	0.08%
Ratio of net investment income to average net assets	2.02%	1.79%	1.74%	1.94%	1.67%
Portfolio turnover rate	9%	16%	32%	24%	26%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     107

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.62	$10.24	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.18	0.17	0.07
Net realized and unrealized gain (loss) on total investments	(2.64)	1.48	0.17

Total gain (loss) from investment operations	(2.46)	1.65	0.24

Less distributions from:
Net investment income	(0.16)	(0.17)	—
Net realized gains	(0.19)	(0.10)	—

Total distributions	(0.35)	(0.27)	—

Net asset value, end of period	$8.81	$11.62	$10.24

TOTAL RETURN	(21.71)%	16.29%	2.40	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$13,487	$9,479	$1,909
Ratio of expenses to average net assets before expense waiver and reimbursement	0.33%	0.36%	4.07	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.33%	0.33%	0.34	%(c)
Ratio of net investment income to average net assets	1.77%	1.54%	1.39	%(c)
Portfolio turnover rate	9%	16%	32%

108     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.63	$10.25	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.19	0.18	0.08
Net realized and unrealized gain (loss) on total investments	(2.63)	1.47	0.17

Total gain (loss) from investment operations	(2.44)	1.65	0.25

Less distributions from:
Net investment income	(0.17)	(0.17)	—
Net realized gains	(0.19)	(0.10)	—

Total distributions	(0.36)	(0.27)	—

Net asset value, end of period	$8.83	$11.63	$10.25

TOTAL RETURN	(21.53)%	16.30%	2.50	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$335,624	$440,181	$7,115
Ratio of expenses to average net assets before expense waiver and reimbursement	0.39%	0.43%	1.49	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.19%	0.22%	0.24	%(c)
Ratio of net investment income to average net assets	1.89%	1.62%	1.53	%(c)
Portfolio turnover rate	9%	16%	32%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class and Retail Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     109

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$23.51	$19.33	$16.64	$13.70	$11.54

Gain (loss) from investment operations:
Net investment income (a)	0.72	0.55	0.47	0.41	0.31
Net realized and unrealized gain (loss) on total investments	(7.40)	4.20	2.64	3.05	2.21

Total gain (loss) from investment operations	(6.68)	4.75	3.11	3.46	2.52

Less distributions from:
Net investment income	(0.52)	(0.42)	(0.27)	(0.33)	(0.31)
Net realized gains	(0.23)	(0.15)	(0.15)	(0.19)	(0.05)

Total distributions	(0.75)	(0.57)	(0.42)	(0.52)	(0.36)

Redemption fees	0.01	—	—	—	—

Net asset value, end of period	$16.09	$23.51	$19.33	$16.64	$13.70

TOTAL RETURN	(29.23)%	25.01%	19.02%	25.63%	22.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$411,451	$496,975	$359,561	$237,853	$75,568
Ratio of expenses to average net assets before expense waiver and reimbursement	0.11%	0.16%	0.17%	0.16%	0.15%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.11%	0.15%	0.15%	0.16%	0.15%
Ratio of net investment income to average net assets	3.51%	2.54%	2.58%	2.67%	2.34%
Portfolio turnover rate	45%	46%	43%	32%	7%

110     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$23.87	$19.64	$16.76	$13.67	$11.51

Gain (loss) from investment operations:
Net investment income (a)	0.70	0.56	0.48	0.27	0.27
Net realized and unrealized gain (loss) on total investments	(7.54)	4.22	2.63	3.12	2.20

Total gain (loss) from investment operations	(6.84)	4.78	3.11	3.39	2.47

Less distributions from:
Net investment income	(0.49)	(0.40)	(0.08)	(0.11)	(0.26)
Net realized gains	(0.23)	(0.15)	(0.15)	(0.19)	(0.05)

Total distributions	(0.72)	(0.55)	(0.23)	(0.30)	(0.31)

Redemption fees	0.01	—	—	—	—

Net asset value, end of period	$16.32	$23.87	$19.64	$16.76	$13.67

TOTAL RETURN	(29.44)%	24.75%	18.72%	25.04%	21.68%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$414,882	$297,164	$82,537	$1,247	$789
Ratio of expenses to average net assets before expense waiver and reimbursement	0.35%	0.42%	0.47%	0.50%	0.50%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.34%	0.41%	0.50%	0.50%
Ratio of net investment income to average net assets	3.39%	2.51%	2.56%	1.78%	2.02%
Portfolio turnover rate	45%	46%	43%	32%	7%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     111

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06		9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.25	$10.97	$10.13		$8.96	$7.96

Gain (loss) from investment operations:
Net investment income (a)	0.20	0.20	0.18		0.18	0.14
Net realized and unrealized gain (loss) on total investments	(2.46)	1.38	0.80		1.16	0.99

Total gain (loss) from investment operations	(2.26)	1.58	0.98		1.34	1.13

Less distributions from:
Net investment income	(0.15)	(0.18)	(0.14)		(0.13)	(0.13)
Net realized gains	(0.12)	(0.12)	(0.00	)(e)	(0.04)	—

Total distributions	(0.27)	(0.30)	(0.14)		(0.17)	(0.13)

Net asset value, end of period	$9.72	$12.25	$10.97		$10.13	$8.96

TOTAL RETURN	(18.81)%	14.65%	9.77%		15.03%	14.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$165,991	$186,561	$129,712		$114,491	$82,778
Ratio of expenses to average net assets before expense waiver and reimbursement	0.21%	0.23%	0.19%		0.10%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.21%	0.20%	0.17%		0.10%	0.08%
Ratio of net investment income to average net assets	1.82%	1.66%	1.69%		1.87%	1.54%
Portfolio turnover rate	15%	30%	18%		17%	7%

112     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06		9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.37	$11.08	$10.23		$9.08	$8.01

Gain (loss) from investment operations:
Net investment income (a)	0.17	0.17	0.15		0.14	0.10
Net realized and unrealized gain (loss) on total investments	(2.48)	1.40	0.81		1.17	1.00

Total gain (loss) from investment operations	(2.31)	1.57	0.96		1.31	1.10

Less distributions from:
Net investment income	(0.13)	(0.16)	(0.11)		(0.12)	(0.03)
Net realized gains	(0.12)	(0.12)	(0.00	)(e)	(0.04)	—

Total distributions	(0.25)	(0.28)	(0.11)		(0.16)	(0.03)

Net asset value, end of period	$9.81	$12.37	$11.08		$10.23	$9.08

TOTAL RETURN	(19.02)%	14.36%	9.45%		14.41%	13.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$294,803	$145,444	$79,640		$50,855	$28,870
Ratio of expenses to average net assets before expense waiver and reimbursement	0.45%	0.48%	0.50%		0.44%	0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.45%	0.45%	0.45%		0.44%	0.44%
Ratio of net investment income to average net assets	1.57%	1.43%	1.41%		1.46%	1.15%
Portfolio turnover rate	15%	30%	18%		17%	7%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     113

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.35	$10.18	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.18	0.18	0.10
Net realized and unrealized gain (loss) on total investments	(2.27)	1.29	0.08

Total gain (loss) from investment operations	(2.09)	1.47	0.18

Less distributions from:
Net investment income	(0.15)	(0.18)	—
Net realized gains	(0.12)	(0.12)	—

Total distributions	(0.27)	(0.30)	—

Net asset value, end of period	$8.99	$11.35	$10.18

TOTAL RETURN	(18.81)%	14.67%	1.80	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,123	$173,911	$21,019
Ratio of expenses to average net assets before expense waiver and reimbursement	0.49%	0.51%	0.99	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.28%	0.21%	0.40	%(c)
Ratio of net investment income to average net assets	1.75%	1.63%	1.95	%(c)
Portfolio turnover rate	15%	30%	18%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retail Class commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

114     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.65	$15.34	$14.46	$13.50	$12.32

Gain (loss) from investment operations:
Net investment income (a)	0.27	0.22	0.34	0.52	0.53
Net realized and unrealized gain (loss) on total investments	(2.24)	0.47	2.69	2.47	2.48

Total gain (loss) from investment operations	(1.97)	0.69	3.03	2.99	3.01

Less distributions from:
Net investment income	(0.39)	(0.48)	(0.57)	(0.57)	(0.49)
Net realized gains	(1.62)	(0.90)	(1.58)	(1.46)	(1.34)
Return of capital	(0.16)	—	—	—	—

Total distributions	(2.17)	(1.38)	(2.15)	(2.03)	(1.83)

Net asset value, end of period	$10.51	$14.65	$15.34	$14.46	$13.50

TOTAL RETURN	(13.54)%	4.26%	23.49%	22.87%	26.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$242,867	$252,164	$218,442	$240,806	$156,193
Ratio of expenses to average net assets before expense waiver and reimbursement	0.56%	0.58%	0.42%	0.17%	0.16%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.56%	0.55%	0.42%	0.17%	0.15%
Ratio of net investment income to average net assets	2.38%	1.39%	2.40%	3.66%	4.12%
Portfolio turnover rate	94%	116%	174%	244%	349%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     115

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.00	$15.66	$14.66	$13.62	$12.40

Gain (loss) from investment operations:
Net investment income (a)	0.24	0.19	0.31	0.48	0.50
Net realized and unrealized gain (loss) on total investments	(2.28)	0.49	2.76	2.53	2.49

Total gain (loss) from investment operations	(2.04)	0.68	3.07	3.01	2.99

Less distributions from:
Net investment income	(0.37)	(0.44)	(0.49)	(0.51)	(0.43)
Net realized gains	(1.62)	(0.90)	(1.58)	(1.46)	(1.34)
Return of capital	(0.16)	—	—	—	—

Total distributions	(2.15)	(1.34)	(2.07)	(1.97)	(1.77)

Net asset value, end of period	$10.81	$15.00	$15.66	$14.66	$13.62

TOTAL RETURN	(13.76)%	4.11%	23.45%	22.86%	25.81%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$172,078	$191,671	$197,157	$150,382	$69,980
Ratio of expenses to average net assets before expense waiver and reimbursement	0.81%	0.84%	0.71%	0.48%	0.50%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.81%	0.80%	0.70%	0.48%	0.47%
Ratio of net investment income to average net assets	2.05%	1.18%	2.14%	3.36%	3.88%
Portfolio turnover rate	94%	116%	174%	244%	349%

116     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.59	$15.27	$14.35	$13.37	$12.22

Gain (loss) from investment operations:
Net investment income (a)	0.31	0.21	0.31	0.47	0.49
Net realized and unrealized gain (loss) on total investments	(2.28)	0.47	2.70	2.48	2.45

Total gain (loss) from investment operations	(1.97)	0.68	3.01	2.95	2.94

Less distributions from:
Net investment income	(0.38)	(0.46)	(0.51)	(0.51)	(0.45)
Net realized gains	(1.60)	(0.90)	(1.58)	(1.46)	(1.34)
Return of capital	(0.18)	—	—	—	—

Total distributions	(2.16)	(1.36)	(2.09)	(1.97)	(1.79)

Net asset value, end of period	$10.46	$14.59	$15.27	$14.35	$13.37

TOTAL RETURN	(13.66)%	4.26%	23.50%	22.89%	25.84%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$118,076	$174,936	$189,084	$160,218	$107,695
Ratio of expenses to average net assets before expense waiver and reimbursement	0.85%	0.83%	0.62%	0.46%	0.50%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.70%	0.65%	0.62%	0.46%	0.45%
Ratio of net investment income to average net assets	2.68%	1.32%	2.21%	3.37%	3.87%
Portfolio turnover rate	94%	116%	174%	244%	349%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     117

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.94	$9.97	$10.10	$10.29	$10.81

Gain (loss) from investment operations:
Net investment income (a)	0.48	0.49	0.47	0.42	0.41
Net realized and unrealized gain (loss) on total investments	(0.26)	(0.03)	(0.13)	(0.14)	(0.06)

Total gain (loss) from investment operations	0.22	0.46	0.34	0.28	0.35

Less distributions from:
Net investment income	(0.48)	(0.49)	(0.47)	(0.42)	(0.42)
Net realized gains	—	—	—	(0.04)	(0.45)
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.48)	(0.49)	(0.47)	(0.47)	(0.87)

Net asset value, end of period	$9.68	$9.94	$9.97	$10.10	$10.29

TOTAL RETURN	2.06%	4.74%	3.46%	2.86%	3.46%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,883,323	$1,615,363	$1,709,874	$1,455,931	$931,386
Ratio of expenses to average net assets before expense waiver and reimbursement	0.32%	0.32%	0.25%	0.14%	0.14%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.32%	0.32%	0.25%	0.14%	0.14%
Ratio of net investment income to average net assets	4.79%	4.91%	4.71%	4.10%	3.94%
Portfolio turnover rate	113%	189%	183%	274%	90%

118     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.10	$10.13	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.46	0.47	0.24
Net realized and unrealized gain (loss) on total investments	(0.27)	(0.03)	0.11

Total gain (loss) from investment operations	0.19	0.44	0.35

Less distributions from:
Net investment income	(0.45)	(0.47)	(0.22)
Net realized gains	—	—	—

Total distributions	(0.45)	(0.47)	(0.22)

Net asset value, end of period	$9.84	$10.10	$10.13

TOTAL RETURN	1.87%	4.43%	3.52	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,760	$8,302	$1,270
Ratio of expenses to average net assets before expense waiver and reimbursement	0.57%	0.59%	7.70	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.57%	0.59%	0.55	%(c)
Ratio of net investment income to average net assets	4.56%	4.69%	4.69	%(c)
Portfolio turnover rate	113%	189%	183%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     119

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.09	$10.11	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.48	0.49	0.23
Net realized and unrealized gain (loss) on total investments	(0.27)	(0.03)	0.11

Total gain (loss) from investment operations	0.21	0.46	0.34

Less distributions from:
Net investment income	(0.47)	(0.48)	(0.23)
Net realized gains	—	—	—

Total distributions	(0.47)	(0.48)	(0.23)

Net asset value, end of period	$9.83	$10.09	$10.11

TOTAL RETURN	2.08%	4.68%	3.42	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$21,166	$7,078	$1,006
Ratio of expenses to average net assets before expense waiver and reimbursement	0.56%	0.60%	7.52	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.39%	0.42%	0.60	%(c)
Ratio of net investment income to average net assets	4.73%	4.87%	4.63	%(c)
Portfolio turnover rate	113%	189%	183%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class and Retail Class commenced operations on March 31, 2006.

120     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.00	$10.10		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.51	0.51		0.26
Net realized and unrealized gain (loss) on total investments	(0.62)	(0.10)		0.10

Total gain (loss) from investment operations	(0.11)	0.41		0.36

Less distributions from:
Net investment income	(0.51)	(0.51)		(0.26)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.51)	(0.51)		(0.26)

Net asset value, end of period	$9.38	$10.00		$10.10

TOTAL RETURN	(1.18)%	4.16%		3.62	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$245,035	$282,159		$57,393
Ratio of expenses to average net assets before expense waiver and reimbursement	0.38%	0.42%		0.62	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.35%		0.35	%(c)
Ratio of net investment income to average net assets	5.17%	5.12%		5.15	%(c)
Portfolio turnover rate	92%	137%		92%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     121

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.02	$10.12		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.49	0.49		0.25
Net realized and unrealized gain (loss) on total investments	(0.63)	(0.09)		0.10

Total gain (loss) from investment operations	(0.14)	0.40		0.35

Less distributions from:
Net investment income	(0.49)	(0.50)		(0.23)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.49)	(0.50)		(0.23)

Net asset value, end of period	$9.39	$10.02		$10.12

TOTAL RETURN	(1.49)%	4.01%		3.54	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$9,913	$8,830		$2,474
Ratio of expenses to average net assets before expense waiver and reimbursement	0.63%	0.72%		4.86	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.61%	0.55%		0.55	%(c)
Ratio of net investment income to average net assets	4.95%	4.92%		5.03	%(c)
Portfolio turnover rate	92%	137%		92%

122     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.02	$10.12		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.50	0.50		0.25
Net realized and unrealized gain (loss) on total investments	(0.61)	(0.10)		0.10

Total gain (loss) from investment operations	(0.11)	0.40		0.35

Less distributions from:
Net investment income	(0.51)	(0.50)		(0.23)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.51)	(0.50)		(0.23)

Net asset value, end of period	$9.40	$10.02		$10.12

TOTAL RETURN	(1.26)%	4.09%		3.55	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$241,183	$264,897		$2,581
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%	0.77%		3.73	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44%	0.41%		0.50	%(c)
Ratio of net investment income to average net assets	5.09%	5.07%		5.06	%(c)
Portfolio turnover rate	92%	137%		92%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     123

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.04	$10.04		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.45	0.48		0.24
Net realized and unrealized gain (loss) on total investments	(0.26)	(0.00	)(e)	0.04

Total gain (loss) from investment operations	0.19	0.48		0.28

Less distributions from:
Net investment income	(0.45)	(0.48)		(0.24)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.45)	(0.48)		(0.24)

Net asset value, end of period	$9.78	$10.04		$10.04

TOTAL RETURN	1.88%	4.87%		2.83	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$135,936	$163,035		$56,867
Ratio of expenses to average net assets before expense waiver and reimbursement	0.37%	0.40%		0.55	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.31%	0.30%		0.30	%(c)
Ratio of net investment income to average net assets	4.46%	4.76%		4.87	%(c)
Portfolio turnover rate	102%	82%		83%

124     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.05	$10.06		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.42	0.46		0.24
Net realized and unrealized gain (loss) on total investments	(0.26)	(0.00	)(e)	0.03

Total gain (loss) from investment operations	0.16	0.46		0.27

Less distributions from:
Net investment income	(0.43)	(0.47)		(0.21)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.43)	(0.47)		(0.21)

Net asset value, end of period	$9.78	$10.05		$10.06

TOTAL RETURN	1.56%	4.63%		2.75	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$19,752	$12,785		$2,473
Ratio of expenses to average net assets before expense waiver and reimbursement	0.63%	0.67%		4.50	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.56%	0.50%		0.50	%(c)
Ratio of net investment income to average net assets	4.23%	4.58%		4.76	%(c)
Portfolio turnover rate	102%	82%		83%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     125

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.05	$10.05		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.44	0.47		0.24
Net realized and unrealized gain (loss) on total investments	(0.27)	0.01		0.03

Total gain (loss) from investment operations	0.17	0.48		0.27

Less distributions from:
Net investment income	(0.44)	(0.48)		(0.22)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.44)	(0.48)		(0.22)

Net asset value, end of period	$9.78	$10.05		$10.05

TOTAL RETURN	1.71%	4.86%		2.75	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$104,084	$101,059		$3,331
Ratio of expenses to average net assets before expense waiver and reimbursement	0.67%	0.76%		2.88	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.38%	0.34%		0.45	%(c)
Ratio of net investment income to average net assets	4.40%	4.69%		4.82	%(c)
Portfolio turnover rate	102%	82%		83%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

126     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.94	$9.92	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.76	0.72	0.35
Net realized and unrealized gain (loss) on total investments	(1.52)	0.02	(0.08)

Total gain (loss) from investment operations	(0.76)	0.74	0.27

Less distributions from:
Net investment income	(0.76)	(0.72)	(0.35)
Net realized gains	(0.01)	—	—

Total distributions	(0.77)	(0.72)	(0.35)

Net asset value, end of period	$8.41	$9.94	$9.92

TOTAL RETURN	(8.15)%	7.66%	2.82	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$228,048	$228,834	$53,478
Ratio of expenses to average net assets before expense waiver and reimbursement	0.43%	0.49%	0.67	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	8.05%	7.30%	7.16	%(c)
Portfolio turnover rate	59%	43%	26%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     127

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.95	$9.92	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.74	0.71	0.36
Net realized and unrealized gain (loss) on total investments	(1.53)	0.03	(0.12)

Total gain (loss) from investment operations	(0.79)	0.74	0.24

Less distributions from:
Net investment income	(0.74)	(0.71)	(0.32)
Net realized gains	(0.01)	—	—

Total distributions	(0.75)	(0.71)	(0.32)

Net asset value, end of period	$8.41	$9.95	$9.92

TOTAL RETURN	(8.45)%	7.61%	2.51	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,694	$15,869	$6,620
Ratio of expenses to average net assets before expense waiver and reimbursement	0.69%	0.73%	5.28	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.65%	0.60%	0.60	%(c)
Ratio of net investment income to average net assets	7.91%	7.10%	7.19	%(c)
Portfolio turnover rate	59%	43%	26%

128     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.98	$9.94	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.75	0.72	0.35
Net realized and unrealized gain (loss) on total investments	(1.53)	0.03	(0.09)

Total gain (loss) from investment operations	(0.78)	0.75	0.26

Less distributions from:
Net investment income	(0.75)	(0.71)	(0.32)
Net realized gains	(0.01)	—	—

Total distributions	(0.76)	(0.71)	(0.32)

Net asset value, end of period	$8.44	$9.98	$9.94

TOTAL RETURN	(8.28)%	7.76%	2.72	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$101,026	$143,329	$2,819
Ratio of expenses to average net assets before expense waiver and reimbursement	0.71%	0.76%	3.56	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.48%	0.47%	0.55	%(c)
Ratio of net investment income to average net assets	7.94%	7.25%	7.13	%(c)
Portfolio turnover rate	59%	43%	26%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     129

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$10.12	$10.08	$10.69	$10.75	$10.51

Gain (loss) from investment operations:
Net investment income (a)	0.71	0.41	0.56	0.43	0.45
Net realized and unrealized gain (loss) on total investments	(0.07)	0.03	(0.39)	0.12	0.30

Total gain (loss) from investment operations	0.64	0.44	0.17	0.55	0.75

Less distributions from:
Net investment income	(0.69)	(0.40)	(0.57)	(0.46)	(0.42)
Net realized gains	—	—	(0.21)	(0.15)	(0.09)

Total distributions	(0.69)	(0.40)	(0.78)	(0.61)	(0.51)

Net asset value, end of year	$10.07	$10.12	$10.08	$10.69	$10.75

TOTAL RETURN	6.20%	4.51%	1.70%	5.19%	7.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$440,993	$438,862	$363,157	$325,636	$382,305
Ratio of expenses to average net assets before expense waiver and reimbursement	0.34%	0.36%	0.28%	0.14%	0.15%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34%	0.35%	0.28%	0.14%	0.14%
Ratio of net investment income to average net assets	6.67%	4.07%	5.46%	3.97%	4.27%
Portfolio turnover rate	16%	26%	83%	239%	151%

130     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.23	$10.19	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.82	0.45	0.31
Net realized and unrealized gain (loss) on total investments	(0.20)	(0.02)	0.09

Total gain (loss) from investment operations	0.62	0.43	0.40

Less distributions from:
Net investment income	(0.67)	(0.39)	(0.21)
Net realized gains	—	—	—

Total distributions	(0.67)	(0.39)	(0.21)

Net asset value, end of period	$10.18	$10.23	$10.19

TOTAL RETURN	5.95%	4.29%	4.04	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$88,127	$17,840	$5,661
Ratio of expenses to average net assets before expense waiver and reimbursement	0.59%	0.61%	2.44	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.59%	0.55%	0.55	%(c)
Ratio of net investment income to average net assets	7.57%	4.47%	6.08	%(c)
Portfolio turnover rate	16%	26%	83%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     131

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$9.96	$9.93	$10.54	$10.63	$10.39

Gain (loss) from investment operations:
Net investment income (a)	0.77	0.38	0.54	0.43	0.49
Net realized and unrealized gain (loss) on total investments	(0.15)	0.04	(0.39)	0.11	0.24

Total gain (loss) from investment operations	0.62	0.42	0.15	0.54	0.73

Less distributions from:
Net investment income	(0.68)	(0.39)	(0.55)	(0.48)	(0.40)
Net realized gains	—	—	(0.21)	(0.15)	(0.09)

Total distributions	(0.68)	(0.39)	(0.76)	(0.63)	(0.49)

Net asset value, end of year	$9.90	$9.96	$9.93	$10.54	$10.63

TOTAL RETURN	6.11%	4.35%	1.53%	5.14%	7.20%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$131,575	$56,824	$59,388	$70,277	$95,536
Ratio of expenses to average net assets before expense waiver and reimbursement	0.58%	0.63%	0.47%	0.30%	0.33%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44%	0.48%	0.43%	0.30%	0.30%
Ratio of net investment income to average net assets	7.28%	3.85%	5.32%	4.04%	4.67%
Portfolio turnover rate	16%	26%	83%	239%	151%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class commenced operations on March 31, 2006.

132     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(continued)

MONEY MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.05	0.05	0.03	0.01
Net realized and unrealized gain (loss) on total investments	—	—	—	—	—

Total gain (loss) from investment operations	0.03	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Net realized gains	—	—	—	—	—

Total distributions	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	3.51%	5.37%	4.70%	2.68%	1.10%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$293,537	$235,421	$272,119	$200,545	$179,775
Ratio of expenses to average net assets before expense waiver and reimbursement	0.14%	0.14%	0.14%	0.09%	0.09%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.14%	0.14%	0.13%	0.09%	0.09%
Ratio of net investment income to average net assets	3.39%	5.21%	4.65%	2.65%	1.10%

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     133

FINANCIAL HIGHLIGHTS	(continued)

MONEY MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$1.00	$1.00	$1.00

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.05	0.03
Net realized and unrealized gain (loss) on total investments	—	—	—

Total gain (loss) from investment operations	0.03	0.05	0.03

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.03)
Net realized gains	—	—	—

Total distributions	(0.03)	(0.05)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00

TOTAL RETURN	3.25%	5.12%	2.45	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$97,832	$98,903	$43,804
Ratio of expenses to average net assets before expense waiver and reimbursement	0.39%	0.39%	0.71	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.39%	0.35%	0.35	%(c)
Ratio of net investment income to average net assets	3.26%	5.01%	5.07	%(c)

134     Prospectus ▪ TIAA-CREF Funds ▪ Premier Class

FINANCIAL HIGHLIGHTS	(concluded)

MONEY MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$1.00	$1.00	$1.00

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.05	0.03
Net realized and unrealized gain (loss) on total investments	—	—	—

Total gain (loss) from investment operations	0.03	0.05	0.03

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.03)
Net realized gains	—	—	—

Total distributions	(0.03)	(0.05)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00

TOTAL RETURN	3.43%	5.25%	2.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,093,363	$1,034,417	$127,318
Ratio of expenses to average net assets before expense waiver and reimbursement	0.40%	0.43%	0.25	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.22%	0.25%	0.25	%(c)
Ratio of net investment income to average net assets	3.34%	5.11%	5.16	%(c)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class and Retail Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Premier Class ▪ Prospectus     135

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Funds’ annual and semiannual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the SAI or these reports (once available, with respect to the Premier Class and the Bond Index Fund) without charge, or contact the Funds for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds — Premier Class
P. O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the TIAA-CREF Funds Prospectus, prospectus supplements, annual and semiannual reports or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:
Call 800 842-2776

In writing:
TIAA-CREF Funds — Premier Class
P. O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, Social Security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information we need, the Funds may not be able to open an account or effect any transactions for you.

811-09301